                                                                  Exhibit 99.1


                                  [NPXL LOGO]

                        NEW PLAN EXCEL REALTY TRUST, INC.






-------------------------------------------------------------------------------
                             SUPPLEMENTAL DISCLOSURE

                           QUARTER ENDED JUNE 30, 2000
-------------------------------------------------------------------------------







Certain statements in this Supplemental Disclosure that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including without limitation: national and local economic conditions; the competitive environment in which the Company operates: financing risks; property management risks; acquisition, development and joint venture risks, including risks that developments and redevelopments are not completed on time or on budget and strategies, actions and performance of affiliates that the Company may not control; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled "Business-Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 1999, which discuss these and other factors that could adversely affect the Company's results.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
TABLE OF CONTENTS


                                                                                                                     PAGE


COMPANY OVERVIEW / SECOND QUARTER REVIEW................................................................................2
SHAREHOLDER INFORMATION.................................................................................................4
FINANCIAL REVIEW
         Balance Sheets
                  CONSOLIDATED..........................................................................................5
                  ERT Development Corporation...........................................................................6
         Income Statements
                  CONSOLIDATED..........................................................................................7
                  ERT Development Corporation...........................................................................8
         Funds from Operations / Funds Available for Distribution ......................................................9
         Select Financial Ratios / Data ...............................................................................10
         Summary of Outstanding Debt ..................................................................................11
         Debt Maturity Schedule........................................................................................13
ACTIVITY REVIEW
         2000 Property Acquisitions....................................................................................14
         2000 Property Dispositions....................................................................................15
         Remodeling / Expansion Activities.............................................................................16
PORTFOLIO REVIEW
         Property Type Summary.........................................................................................17
         Properties by State / Region..................................................................................18
         Same Property NOI Analysis....................................................................................19
         Top Ten Tenants...............................................................................................20
         New Lease Summary.............................................................................................21
         Lease Expiration Schedule ....................................................................................22
         Property Portfolio............................................................................................23
APPENDIX
         Summary of ERT Development Corporation / Joint Venture Projects...............................................30
         ERT Development Corporation Disposition Activity..............................................................33


NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
COMPANY OVERVIEW / SECOND QUARTER REVIEW                                 PAGE 2

New Plan Excel Realty Trust, Inc. is one of the nation's largest real estate companies, focusing on the ownership, management, acquisition, development and redevelopment of community and neighborhood shopping centers and garden apartment communities. The Company operates as a self-administered and self-managed REIT, with a national portfolio of 351 properties and total assets of approximately $3 billion. Its properties are strategically located across 31 states and include 291 retail centers, primarily high-quality supermarket or name-brand discount chain anchored, with approximately 37 million square feet of gross leasable area; 53 garden apartment communities containing 12,558 units; and 7 commercial properties.

SECOND QUARTER REVIEW

- At the end of the second quarter, approximately 92 percent of the gross leasable area (GLA) at the Company's retail and commercial properties was leased. The average annual base rent (ABR) per leased square foot was $7.78 at June 30, 2000. During the quarter, 52 new leases were signed at an average ABR of $12.44 per square foot. Also during the quarter, 71 renewal leases were signed at an average ABR of $5.34 per square foot, an increase of approximately 2 percent over the expiring leases. 16 of the renewal leases signed, which accounts for 61 percent of the renewed GLA, were options exercised at an average increase of 0.6 percent. (The above data does not include Clearwater Mall, a property with redevelopment plans under reevaluation.)

- At the end of the second quarter, the Company's garden apartment communities were 90 percent leased. During the quarter, remodeling was completed at three of the garden apartment communities, Charlestown, located in Louisville, Kentucky; Eastgreen on The Commons, located in Reynoldsburg, Ohio; and Ashford Place, located in Clarksville, Tennessee.

- During the second quarter, the Company completed the sale of four properties for an aggregate of approximately $35 million. Properties sold during the quarter include York Marketplace, a 300,000 square foot shopping center located in York, Pennsylvania; Northland Center, a 108,000 square foot shopping center located in State College, Pennsylvania; Piney Grove Plaza, a 50,000 square foot shopping center located in Kernersville, North Carolina; and a 4,000 square foot single tenant Pizza Hut located in Greenville, North Carolina.

- On April 5, 2000, a $66.5 million construction loan for The Centre at Preston Ridge closed. The Centre at Preston Ridge, located in Frisco, Texas, is a 730,800 square foot community shopping center being jointly developed by ERT Development Corporation (ERT), the Company's development affiliate, and entities controlled by George W. Allen and Milton Schaffer.

- On April 13, 2000, the Company stated that it is reevaluating the timing and structure of previously announced redevelopment plans for Clearwater Mall, located in Clearwater, Florida. As such, the Mall will remain open through the holiday season 2001.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
COMPANY OVERVIEW / SECOND QUARTER REVIEW                                 PAGE 3

-    On April 17, 2000, the Company announced the appointment of John B. Roche
     as Chief Financial Officer.   Mr. Roche will be responsible for directing
     New Plan Excel Realty Trust's capital markets, MIS, financial controls, SEC reporting and compliance activities.

- On May 11, 2000, the Company announced the resignation of James M. Steuterman as an Executive Vice President and Chief Operating Officer of the Company. Mr. Steuterman's day-to-day responsibilities will be assumed by members of the Company's senior management team, including the Company's recently appointed Chief Financial Officer, John Roche.

- On May 31, 2000, the Company announced the appointment of Robert A. Friedman, a retired partner of The Goldman Sachs Group, L.P., to the Company's Board of Directors. His appointment increases the size of the Board to twelve directors.

- On June 13, 2000, Home Depot, a tenant at The Mall at 163rd Street (an ERT property), purchased its store site and additional land for expansion and parking. A total of 9.5 acres of land was purchased for approximately $5.1 million.

SUBSEQUENT EVENTS

- On July 10, 2000, the Company announced that it has commenced the implementation of several technology initiatives in conjunction with Storetrax.com, a Web-based listing service for retail properties; Eversave.com, an online source for tenant and consumer communications; and AAT Communications Corporation, a wireless communications site provider.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
SHAREHOLDER INFORMATION                                                  PAGE 4

CORPORATE HEADQUARTERS
New Plan Excel Realty Trust, Inc.
1120 Avenue of the Americas
New York, NY  10036
Phone:  212-869-3000
Fax:  212-869-3989
www.newplanexcel.com

EXCHANGE LISTING
New York Stock Exchange
Common stock:      NXL
Series A preferred stock:  NXLprA
Series B preferred stock:  NXLprB

SENIOR UNSECURED DEBT RATINGS
Standard & Poor's:  BBB+
Moody's:  Baa1

QUARTERLY RESULTS
The Company expects to announce quarterly results as follows:

Third quarter: Wednesday, November 8, 2000
Fourth quarter and Year-end:  Mid-March 2001


TRANSFER AGENT AND REGISTRAR
Questions about dividend payments, shareholder accounts, replacement or lost certificates, stock transfers and name or address changes should be directed to:

BankBoston, N.A.
c/o EquiServe, L.P.
P.O. Box 8040
Boston, MA  02266-8040
Phone:  800-730-6001
www.equiserve.com

CORPORATE COMMUNICATIONS DEPARTMENT
Shareholders seeking financial and operating information may contact:

Stacy Lipschitz
Director of Corporate Communications
Phone:  212-869-3000
Fax:  212-869-3989
E-mail:  corporatecommunications@newplanexcel.com
         slipschitz@newplanexcel.com

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
------------------------------------------------------------------------------
BALANCE SHEETS - CONSOLIDATED                                           PAGE 5
(IN THOUSANDS)


                                                                                                  As Of
                                                                  ----------------------------------------------------------------
                                                                          6/30/00               3/31/00               12/31/99
                                                                  -------------------   --------------------    ------------------

ASSETS:

Land                                                               $        547,386      $          552,411      $         552,146
Buildings and improvements                                                2,240,435               2,311,499              2,328,499
Less: accumulated depreciation and amortization                            (241,735)               (229,218)              (216,274)
                                                                  ------------------    --------------------    -------------------
       NET REAL ESTATE                                                    2,546,086               2,634,692              2,664,371
Real estate held for sale                                                    70,135                  21,634                      -
Cash and cash equivalents                                                    13,678                  19,207                 10,834
Marketable securities                                                         1,426                   1,310                  1,190
Receivables
       Trade and notes, net of allowance for doubtful accounts of            34,880                  30,907                 30,225
       (June 30, 2000- $14,357, March 31, 2000- $13,532,
       December 31, 1999- $13,897)
       Other                                                                 22,402                  20,870                 15,825
Mortgages and notes receivable                                               59,585                  60,198                 59,142
Prepaid expenses and deferred charges                                        12,889                  15,527                 13,076
Investment in and loans to ERT Development Corporation                      170,391                 157,220                150,432
Other assets (1)                                                              7,407                   6,987                  8,046
                                                                  ------------------    --------------------    -------------------
       TOTAL ASSETS                                                $      2,938,879      $        2,968,552      $       2,953,141
                                                                  ==================    ====================    ===================

LIABILITIES:

Mortgages payable, including unamortized premium of                $        338,988      $          331,906      $         341,643
       (June 30, 2000- $8,457, March 31, 2000- $9,565,
        December 31, 1999- $9,921)
Notes payable, net of unamortized discount of                               622,864                 662,800                662,736
       (June 30, 2000- $2,136, March 31, 2000- $2,200,
        December 31, 1999- $2,264)
Credit facilities                                                           238,721                 230,721                188,721
Capital leases                                                               27,351                  27,351                 27,351
Other liabilities (2)                                                        86,415                  85,577                 88,591
Tenant security deposits                                                      7,789                   7,681                  7,480
                                                                  ------------------    --------------------    -------------------
       TOTAL LIABILITIES                                                  1,322,128               1,346,036              1,316,522

MINORITY INTEREST IN PARTNERSHIP:                                            24,505                  24,802                 25,100
                                                                  ------------------    --------------------    -------------------

STOCKHOLDERS' EQUITY:

Preferred stock                                                                  23                      23                     23
Common stock                                                                    876                     876                    875
Additional paid-in capital                                                1,708,825               1,708,825              1,708,186
Add: unrealized gain on securities reported at fair value                       450                     334                    214
Less: accumulated distributions in excess of net income                    (117,928)               (112,344)               (97,779)
                                                                  ------------------    --------------------    -------------------
       TOTAL STOCKHOLDERS' EQUITY                                         1,592,246               1,597,714              1,611,519
                                                                  ------------------    --------------------    -------------------

       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $      2,938,879      $        2,968,552      $       2,953,141
                                                                  ==================    ====================    ===================




(1) Other assets includes: deposits, real estate tax escrow and fixed assets.

(2) Other liabilities includes: amounts payable for dividends, real estate taxes, interest, payroll and normal vendor payables.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
--------------------------------------------------------------------------------
BALANCE SHEETS - ERT DEVELOPMENT CORPORATION                             PAGE 6
(IN THOUSANDS)



                                                                                                    As Of
                                                                         ----------------------------------------------------------
                                                                                6/30/00            3/31/00               12/31/99
                                                                         ---------------     -----------------      ---------------

ASSETS:

Land                                                                      $      29,295       $        29,982        $      29,974
Buildings and improvements                                                      157,923               160,418              158,245
Less: accumulated depreciation and amortization                                  (9,323)               (8,235)              (7,149)
                                                                         ---------------     -----------------      ---------------
       NET REAL ESTATE                                                          177,895               182,165              181,070
Cash and cash equivalents                                                         3,067                11,090               11,459
Receivables

       Trade and notes, net of allowance for doubtful accounts of                 4,923                 4,523                4,768
       (June 30, 2000- $5,566, March 31, 2000- $4,693,
        December 31, 1999- $3,197 )
Mortgages, notes and interest receivable from developers                         64,897                40,213               40,074
Other investments (1)                                                             3,212                 3,264                3,654
Prepaid expenses and deferred charges                                             5,066                 4,795                4,618
                                                                         ---------------     -----------------      ---------------
       TOTAL ASSETS                                                       $     259,060       $       246,050        $     245,643
                                                                         ===============     =================      ===============

LIABILITIES:

Mortgages payable to New Plan Excel Realty Trust, Inc.                           81,824                58,900                    -
Notes and accounts payable to New Plan Excel Realty Trust, Inc.                  70,764                78,003              128,903
Interest payable to New Plan Excel Realty Trust, Inc.                            22,866                21,096               16,415
Mortgages payable to third parties                                               78,475                78,475               84,013
Other liabilities (2)                                                            10,192                10,625               12,085
                                                                         ---------------     -----------------      ---------------
       TOTAL LIABILITIES                                                        264,121               247,099              241,416

STOCKHOLDERS' EQUITY:

Preferred stock                                                                       1                     1                    1
Partner's capital (3)                                                                 1                     1                    1
Retained earnings                                                                (5,063)               (1,051)               4,225
                                                                         ---------------     -----------------      ---------------
       TOTAL STOCKHOLDERS' EQUITY                                                (5,061)               (1,049)               4,227
                                                                         ---------------     -----------------      ---------------

       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                         $     259,060       $       246,050        $     245,643
                                                                         ===============     =================      ===============


(1) Represents direct equity investments in Vail Ranch II and The Centre at Preston Ridge joint venture projects.

(2) Other liabilities includes: interest payable to third parties, accounts payable and accrued liabilities.

(3) Represents original capital contribution upon formation of Pointe Orlando Development Company.

In 1995 ERT Development Corporation ("ERT") was organized to finance, acquire, develop, hold and sell real estate in the short-term for capital gains and/or to receive fee income.

The Company owns 100% of the outstanding preferred shares of ERT.

The preferred shares are entitled to 95% of the economic interest in ERT.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
--------------------------------------------------------------------------------
INCOME STATEMENTS - CONSOLIDATED                                         PAGE 7
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)




                                                                                           Three Months Ended
                                                                      -----------------------------------------------------------
                                                                           6/30/00      3/31/00         6/30/99          3/31/99
                                                                      -------------  -------------   -------------  -------------

REVENUES:

Rental revenues                                                        $    87,050    $    87,977     $    88,620   $     87,482
Percentage rents                                                             2,068          2,202           1,617          1,552
Expense reimbursements                                                      13,421         13,219          13,157         15,289
Interest, dividend, and other income                                         7,353          7,422           5,891          5,625
Equity participation in ERT (1)                                             (4,012)        (5,276)           (126)         1,023
Foreign currency gain (loss)                                                  (276)           (16)            262            195
                                                                      -------------  -------------   -------------  -------------
    TOTAL REVENUES                                                         105,604        105,528         109,421        111,166
                                                                      -------------  -------------   -------------  -------------

EXPENSES:

Operating costs                                                             21,015         23,189          20,747         23,288
Real estate and other taxes                                                 10,931         10,789           9,546          9,506
Interest expense                                                            23,539         22,573          19,410         18,947
Depreciation and amortization                                               15,554         15,989          15,759         15,639
Provision for doubtful accounts                                              1,372            754           1,897          1,406
Non-recurring charges                                                          915          2,749           8,429              -
General and administrative (1)                                               2,581          1,997           1,497          2,254
                                                                      -------------  -------------   -------------  -------------
    TOTAL EXPENSES                                                          75,907         78,040          77,285         71,040
                                                                      -------------  -------------   -------------  -------------

Income before real estate sales and minority interest                       29,697         27,488          32,136         40,126
Gain (loss) on sale of real estate                                           7,915             (1)              -              -
Impairment of real estate                                                   (1,900)             -               -              -
Minority interest in income of partnership                                    (241)          (238)           (348)          (457)
                                                                      -------------  -------------   -------------  -------------
    NET INCOME BEFORE EXTRAORDINARY INCOME                                  35,471         27,249          31,788         39,669
Extraordinary income (2)                                                       758              -               -              -
                                                                      -------------  -------------   -------------  -------------
    NET INCOME                                                         $    36,229    $    27,249     $    31,788   $     39,669
                                                                      =============  =============   =============  =============

    --------------------------------------------------------------------------------------------------------------  -------------
    NET INCOME PER COMMON SHARE - BASIC (BEFORE EXTRAORDINARY ITEM)    $      0.34    $      0.25     $      0.29         $ 0.38
    NET INCOME PER COMMON SHARE - DILUTED (BEFORE EXTRAORDINARY ITEM)         0.34           0.25            0.29           0.38
    --------------------------------------------------------------------------------------------------------------  -------------

Weighted average common shares outstanding - basic                      87,651,000     87,607,000      88,815,000     88,804,000
ERP partnership units                                                    1,235,000      1,235,000       2,220,000      2,202,000
Options                                                                    128,000        189,000          78,000        388,000
                                                                      -------------  -------------   -------------  -------------
Weighted average common shares outstanding - diluted                    89,014,000     89,031,000      91,113,000     91,394,000






                                                                               Twelve
                                                                            Months Ended

                                                                                12/31/99
                                                                           ---------------

REVENUES:

Rental revenues                                                             $     353,884
Percentage rents                                                                    5,850
Expense reimbursements                                                             54,747
Interest, dividend, and other income                                               26,041
Equity participation in ERT (1)                                                    (3,169)
Foreign currency gain (loss)                                                          674
                                                                           ---------------
    TOTAL REVENUES                                                                438,027
                                                                           ---------------

EXPENSES:

Operating costs                                                                    90,612
Real estate and other taxes                                                        38,929
Interest expense                                                                   81,412
Depreciation and amortization                                                      62,912
Provision for doubtful accounts                                                     6,144
Non-recurring charges                                                               8,497
General and administrative (1)                                                      6,665
                                                                           ---------------
    TOTAL EXPENSES                                                                295,171
                                                                           ---------------

Income before real estate sales and minority interest                             142,856
Gain (loss) on sale of real estate                                                  7,956
Impairment of real estate                                                               -
Minority interest in income of partnership                                         (1,299)
                                                                           ---------------
    NET INCOME BEFORE EXTRAORDINARY INCOME                                        149,513
Extraordinary income (2)                                                                -
                                                                           ---------------
    NET INCOME                                                              $     149,513
                                                                           ===============

    --------------------------------------------------------------------------------------
    NET INCOME PER COMMON SHARE - BASIC (BEFORE EXTRAORDINARY ITEM)         $        1.43
    NET INCOME PER COMMON SHARE - DILUTED (BEFORE EXTRAORDINARY ITEM)                1.42
    --------------------------------------------------------------------------------------

Weighted average common shares outstanding - basic                             88,662,000
ERP partnership units                                                           1,756,000
Options                                                                            22,000
                                                                           ---------------
Weighted average common shares outstanding - diluted                           90,440,000



(1) As of 4Q 1999, the Company allocates approximately 20 percent of senior management time to ERT, reducing equally Equity participation in ERT and General and administrative expenses.

(2) Write-off of mortgage premium resulting from prepayment of Circle Center mortgage.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
INCOME STATEMENTS - ERT DEVELOPMENT CORPORATION                        PAGE 8
(IN THOUSANDS)


                                                                                                                          Twelve
                                                                                   Three Months Ended                  Months Ended
                                                          ----------------------------------------------------------
                                                             6/30/00             3/31/00      6/30/99      3/31/99        12/31/99
                                                          --------------    -------------   ----------  ----------    ------------

REVENUES:

Rental revenues                                             $     3,981      $     4,629     $  1,540    $  3,383      $   11,756
Percentage rents                                                    302              (86)          73           3             777
Expense reimbursements                                              907            1,152          465         579           2,321
Loss in equity affiliate (1)                                          -                -         (343)       (894)         (3,467)
Interest income                                                   1,635              761        2,778       2,308           8,720
                                                           -------------    -------------   ----------  ----------    ------------
    TOTAL REVENUES                                                6,825            6,456        4,513       5,379          20,107
                                                           -------------    -------------   ----------  ----------    ------------

EXPENSES:

Operating costs                                                   2,596            2,781          790         584           2,340
Real estate and other taxes                                         516              389          169          47             844
Interest expense to New Plan Excel Realty Trust, Inc.             4,613            4,681        3,566       3,605          14,842
Interest expense                                                  1,122            1,249            8           -           2,758
Depreciation and amortization                                     1,200            1,116          106         107           1,906
Provision for doubtful accounts                                     790            1,516            -          13             586
                                                           -------------    -------------   ----------  ----------    ------------
    TOTAL EXPENSES                                               10,837           11,732        4,639       4,356          23,276
                                                           -------------    -------------   ----------  ----------    ------------

    NET INCOME (LOSS)                                       $    (4,012)     $    (5,276)    $   (126)   $  1,023      $   (3,169)
                                                           =============    =============   ==========  ==========    ============


In 1995 ERT Development Corporation ("ERT") was organized to finance, acquire, develop, hold and sell real estate in the short-term for capital gains and/or to receive fee income.

(1) Prior to 4Q 1999, ERT owned less than 50% of Pointe*Orlando and accounted for the property using the equity method.

The Company owns 100% of the outstanding preferred shares of ERT.

The preferred shares are entitled to 95% of the economic interest in ERT.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
FUNDS FROM OPERATIONS / FUNDS AVAILABLE FOR DISTRIBUTION                 PAGE 9
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)




                                                                                                                           Twelve
                                                                            Three Months Ended                          Months Ended
                                                   ---------------------------------------------------------------
                                                         6/30/00         3/31/00          6/30/99         3/31/99          12/31/99
                                                   ---------------  -------------   -------------   --------------   ---------------

FUNDS FROM OPERATIONS: (1)

Net income before extraordinary item                 $     35,471    $    27,249     $    31,788     $     39,669     $     149,513
Add:
Depreciation and amortization
    New Plan Excel real estate assets                      15,554         15,989          15,759           15,639            62,912
    ERT real estate assets (2)                              1,200          1,116             106              107             1,906
Deduct:
Preferred A dividends                                        (800)          (800)           (800)            (943)           (3,343)
Preferred B dividends                                      (3,396)        (3,396)         (3,396)          (3,396)          (13,584)
Preferred D dividends                                      (1,462)        (1,463)         (1,463)          (1,463)           (5,850)
(Gain) loss on sale of real estate                         (7,915)             1               -                -            (7,956)
Impairment of real estate                                   1,900              -               -                -                 -
                                                    --------------  -------------   -------------   --------------   ---------------
    FUNDS FROM OPERATIONS - BASIC                          40,552         38,696          41,994           49,613           183,598
Add:
Preferred A dividends                                         800            800             800              943             3,343
Minority interest in income of partnership                    241            238             348              457             1,299
                                                    --------------  -------------   -------------   --------------   ---------------
    FUNDS FROM OPERATIONS - DILUTED                  $     41,593    $    39,734     $    43,142     $     51,013     $     188,240
                                                    ==============  =============   =============   ==============   ===============

    --------------------------------------------------------------------------------------------------------------------------------
    FUNDS FROM OPERATIONS PER SHARE - BASIC          $       0.46    $      0.44          $ 0.47     $       0.56     $        2.07
    FUNDS FROM OPERATIONS PER SHARE - DILUTED                0.46           0.44            0.46             0.54              2.04
    --------------------------------------------------------------------------------------------------------------------------------

Weighted average common shares outstanding -
    basic                                              87,651,000     87,607,000      88,815,000       88,804,000        88,662,000
ERP partnership units                                   1,235,000      1,235,000       2,220,000        2,202,000         1,756,000
Options                                                   128,000        189,000          78,000          388,000            22,000
Dilutive effect of convertible Preferred A              1,874,000      1,874,000       1,977,000        2,297,000         2,004,000
Weighted average common shares outstanding -
    diluted                                            90,888,000     90,905,000      93,090,000       93,691,000        92,444,000

FUNDS AVAILABLE FOR DISTRIBUTION:

Funds from operations - diluted                      $     41,593    $    39,734     $    43,142     $     51,013     $     188,240
Straight line rents                                          (805)          (717)           (683)          (1,017)           (3,681)
Tenant improvements                                        (1,485)        (1,843)         (2,043)          (1,127)           (5,833)
Leasing commissions                                          (225)          (217)           (155)            (210)             (852)
Building improvements capitalized                          (1,963)        (1,624)         (1,571)          (1,214)           (6,277)
                                                    --------------  -------------   -------------   --------------   ---------------
TOTAL                                                      (4,478)        (4,401)         (4,452)          (3,568)          (16,643)
                                                    --------------  -------------   -------------   --------------   ---------------
    FUNDS AVAILABLE FOR DISTRIBUTION                 $     37,115    $    35,333     $    38,690     $     47,445     $     171,597
                                                    ==============  =============   =============   ==============   ===============

Dividend per Common share                            $    0.41250    $   0.41250     $   0.40500     $    0.40250     $     1.62500
Dividend per Preferred A share                            0.53125        0.53125         0.53125          0.53125     $     2.12500
Dividend per Preferred B share                            0.53906        0.53906         0.53906          0.53906     $     2.15900
Dividend per Preferred D share                            0.97500        0.97500         0.97500          0.97500     $     3.90000

Common dividends                                     $     36,156    $    36,156     $    35,807     $     35,801     $     143,726
Preferred A dividends                                         800            800             800              943             3,343
Preferred B dividends                                       3,396          3,396           3,396            3,396            13,584
Preferred D dividends                                       1,462          1,463           1,463            1,463             5,850
                                                    --------------  -------------   -------------   --------------   ---------------
    TOTAL DISTRIBUTIONS                              $     41,814    $    41,815     $    41,466     $     41,603     $     166,503
                                                    ==============  =============   =============   ==============   ===============

Payout ratio of common dividends/diluted funds
      from operations (3)                                     85%            85%             69%              70%               73%
Payout ratio of common dividends/funds available
      for distribution (3)                                    95%            95%             76%              75%               80%


(1) FFO for prior periods has been restated to conform to the NAREIT definition effective January 1, 2000 which requires inclusion of both recurring and non-recurring results of operations.

(2) As of 3Q 1999, the Company recognizes depreciation and amortization from Pointe*Orlando, The Mall at 163rd Street and Valley Fair Apartments for FFO purposes.

(3) Excludes non-recurring charges relating to executive resignations.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
SELECTED FINANCIAL RATIOS / DATA                                        PAGE 10
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)





                                                                                    Three Months Ended
                                                         --------------------------------------------------------------------------
                                                             6/30/00            3/31/00              6/30/99            3/31/99
                                                         -----------------  ----------------  -------------------  ----------------
DEBT COVERAGE RATIOS:

     Interest coverage ratio (EBITDA /interest expense)            3.17 x            2.92 x               3.45 x             3.92 x
     Debt service coverage (EBITDA/(interest expense +             2.88 x            2.62 x               3.06 x             3.56 x
     scheduled principal payments))

DEBT/EQUITY RATIOS:

     Total debt/total market capitalization                       47.0%             46.7%                38.1%              35.9%
     Total debt/total equity market capitalization                88.8%             87.5%                61.6%              56.1%
     Total debt/total book assets                                 41.8%             42.2%                39.1%              37.9%

OVERHEAD RATIOS:

     Annualized G&A/total assets                                  0.35%             0.27%                0.20%              0.31%
     G&A/total revenues (excluding currency change)               2.44%             1.89%                1.37%              2.03%

CAPITALIZED INTEREST:                                     $          79      $        198      $             -      $         126

MARKET CAPITALIZATION CALCULATIONS:

     Common shares outstanding                               87,650,655        87,650,655           88,403,947         88,946,710
     Preferred A shares outstanding                           1,506,780         1,506,780            1,506,780          1,775,130
     Preferred B shares outstanding                           6,300,000         6,300,000            6,300,000          6,300,000
     Preferred D shares outstanding                           1,500,000         1,500,000            1,500,000          1,500,000

     Common stock price end of period                     $       13.00      $      13.75      $         18.00      $       19.19
     Preferred A price end of period                              22.25             19.25                27.00              25.19
     Preferred B price end of period                              21.50             19.50                24.75              24.94
     Preferred D price end of period                              50.00             50.00                50.00              50.00

     Common market equity at end of period                $   1,139,459      $  1,205,197      $     1,591,271      $   1,706,665
     Preferred market equity at end of period                   243,976           226,856              271,608            276,817
                                                         ---------------    --------------    -----------------    ---------------
     Total equity market capitalization                       1,383,435         1,432,053            1,862,879          1,983,482
     Total debt end of period                                 1,227,924         1,252,778            1,146,679          1,112,635
                                                         ---------------    --------------    -----------------    ---------------
     TOTAL MARKET CAPITALIZATION                          $   2,611,359      $  2,684,831      $     3,009,558      $   3,096,117
                                                         ===============    ==============    =================    ===============

EBITDA CALCULATION:
     Net income before extraordinary income               $      35,471      $     27,249      $        31,788      $      39,669
     Depreciation and amortization                               15,554            15,989               15,759             15,639
     Income Taxes                                                   167                98                    -                  -
     Interest expense                                            23,539            22,573               19,410             18,947
                                                         ---------------    --------------    -----------------    ---------------
     EBITDA                                               $      74,731      $     65,909      $        66,957      $      74,255
                                                         ===============    ==============    =================    ===============







                                                                       Twelve
                                                                    Months Ended

                                                                      12/31/99
                                                                   ----------------
DEBT COVERAGE RATIOS:

     Interest coverage ratio (EBITDA /interest expense)                      3.61 x
     Debt service coverage (EBITDA/(interest expense +                       3.20 x
     scheduled principal payments))

DEBT/EQUITY RATIOS:

     Total debt/total market capitalization                                 43.1%
     Total debt/total equity market capitalization                          75.7%
     Total debt/total book assets                                           41.3%

OVERHEAD RATIOS:

     Annualized G&A/total assets                                            0.27%
     G&A/total revenues (excluding currency change)                         1.52%

CAPITALIZED INTEREST:                                              $          126

MARKET CAPITALIZATION CALCULATIONS:

     Common shares outstanding                                         87,555,237
     Preferred A shares outstanding                                     1,506,780
     Preferred B shares outstanding                                     6,300,000
     Preferred D shares outstanding                                     1,500,000

     Common stock price end of period                              $        15.81
     Preferred A price end of period                                        21.25
     Preferred B price end of period                                        19.31
     Preferred D price end of period                                        50.00

     Common market equity at end of period                         $    1,384,467
     Preferred market equity at end of period                             228,691
                                                                  ----------------
     Total equity market capitalization                                 1,613,158
     Total debt end of period                                           1,220,451
                                                                  ----------------
     TOTAL MARKET CAPITALIZATION                                   $    2,833,609
                                                                  ================

EBITDA CALCULATION:
     Net income before extraordinary income                        $      149,513
     Depreciation and amortization                                         62,912
     Income Taxes                                                             352
     Interest expense                                                      81,412
                                                                  ----------------
     EBITDA                                                        $      294,189
                                                                  ================





The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
SUMMARY OF OUTSTANDING DEBT                                             PAGE 11
(IN THOUSANDS)



                                                                                           Outstanding                 Actual
                                              Lender                                         Balance               Interest Rate
                                              --------------------------              ---------------------     -------------------

FIXED RATE DEBT:

       SECURED MORTGAGE INDEBTEDNESS

       Greentree                              PNC Bank                                $               6,387            8.000%
       Plantation Apartments                  Abraham Mitchell                                        1,000            6.000%
       Maison Deville Apartments              Abraham Mitchell                                        4,625            6.000%
       Maison Imperial Apartments             Abraham Mitchell                                        1,750            6.000%
       University Commons                     Modern Woodsman of America                              3,138            8.250%
       Factory Merchants-Barstow              NY Life Insurance                                       8,856           10.750%
       Wisteria Village                       First Tennessee Bank                                    2,282            6.800%
       Knollwood Apartments                   Abraham A. Mitchell                                     6,027            6.750%
       Hamilton Park - Kmart Plaza            Guardian Life Insurance                                 4,738            9.530%
       Hillcrest Apartments                   Abraham A. Mitchell                                     1,253            6.750%
       Tara Apartments                        Bank Of America                                         3,207            7.600%
       Northgate Apartments                   Bank Of America                                         7,077            7.600%
       Eastgreen On The Commons Apartments    Bank Of America                                         5,672            7.600%
       Polo Run Apartments                    Bank Of America                                         4,416            7.600%
       Lake Drive Plaza                       Monumental Life Insurance                               3,666            7.200%
       Roanoke Landing                        American Express                                        5,793            7.200%
       Hunting Hills                          Nationwide Life Insurance                               4,096            8.250%
       Valley Fair Mall                       Lincoln National Life                                  16,649            7.600%
       Briggsmore Plaza                       AETNA Life                                              1,000            8.288%
       Stillwater Office Bldg.                Stillwater Group                                          246            8.000%
       Grant Mills Station                    Laureate Realty Services                                7,314            8.850%
       Mist Lake Plaza                        Banker Financial Group                                  9,241            8.850%
       Lagniappe Village Shopping Center      Laureate Realty Services                                6,281            8.850%
       Roundtree Place                        First Chicago / WMF Proctor                             6,801            8.850%
       Genesee Valley Shopping Center         Holliday Fenoglio Fowler                                8,317            8.850%
       River Run Centre                       Fifth Third Real Estate Capital Markets                 2,518            8.850%
       Charter Pointe Apartments              Collateral Mortgage                                     5,070            7.500%
       Montebello Plaza                       Nationwide Life Insurance                               7,431            9.625%
       Crown Point                            Jackson National Life Insurance                         7,644            8.120%
       Westminster City Center                Wells Fargo                                            29,634            6.690%
       The Club Apartments                    Tax Exempt Bonds                                        6,145            5.650%
       Brice Park                             USG Annuity and Life                                    4,605            7.875%
       London Marketplace                     Aegon USA Realty                                        4,965            8.265%
       Paradise Plaza                         CIGNA                                                   2,458            9.150%
       Saddletree Village Shopping Center     Aegon USA Realty                                        1,900            8.250%
       Hampton Village Centre                 Deutsche Banc                                          30,000            8.530%
       Johnstown Galleria Outparcel           Holliday Fenoglio Fowler                                3,244            8.000%
       Irving West                            Protective Life                                         2,670            8.500%
       Chapel Square                          American National Real Estate                           1,957            9.250%
       Northgate                              Shoptaw James                                           7,560            8.750%
       Perry Marketplace                      American Express                                        6,547            9.000%
       Stratford Commons                      Protective Life Insurance                               5,744            8.125%
       Riverview Plaza                        Protective Life Insurance                               5,229            8.625%
                                                                                      ----------------------      --------------
       TOTAL FIXED RATE SECURED MORTGAGE INDEBTEDNESS                                 $             265,153            8.061%






                                                  Maturity              Percent of
                                                    Date              Total Indebtedness
                                             -------------------   ------------------------

FIXED RATE DEBT:

       SECURED MORTGAGE INDEBTEDNESS

       Greentree                                  08/01/00                   0.52%
       Plantation Apartments                      09/01/00                   0.08%
       Maison Deville Apartments                  09/01/00                   0.38%
       Maison Imperial Apartments                 09/01/00                   0.14%
       University Commons                         01/10/01                   0.26%
       Factory Merchants-Barstow                  08/10/01                   0.72%
       Wisteria Village                           09/01/01                   0.19%
       Knollwood Apartments                       04/01/02                   0.49%
       Hamilton Park - Kmart Plaza                06/01/02                   0.39%
       Hillcrest Apartments                       07/01/02                   0.10%
       Tara Apartments                            11/15/02                   0.26%
       Northgate Apartments                       11/15/02                   0.58%
       Eastgreen On The Commons Apartments        11/15/02                   0.46%
       Polo Run Apartments                        11/15/02                   0.36%
       Lake Drive Plaza                           04/01/03                   0.30%
       Roanoke Landing                            04/03/03                   0.47%
       Hunting Hills                              05/01/03                   0.34%
       Valley Fair Mall                           01/01/04                   1.36%
       Briggsmore Plaza                           08/01/04                   0.08%
       Stillwater Office Bldg.                    12/01/04                   0.02%
       Grant Mills Station                        05/10/05                   0.60%
       Mist Lake Plaza                            02/10/05                   0.76%
       Lagniappe Village Shopping Center          02/10/05                   0.51%
       Roundtree Place                            02/10/05                   0.56%
       Genesee Valley Shopping Center             02/10/05                   0.68%
       River Run Centre                           02/10/05                   0.21%
       Charter Pointe Apartments                  03/01/06                   0.42%
       Montebello Plaza                           03/05/07                   0.61%
       Crown Point                                05/01/07                   0.63%
       Westminster City Center                    02/01/08                   2.43%
       The Club Apartments                        06/01/08                   0.50%
       Brice Park                                 02/01/09                   0.38%
       London Marketplace                         04/01/09                   0.41%
       Paradise Plaza                             04/15/09                   0.20%
       Saddletree Village Shopping Center         05/22/10                   0.16%
       Hampton Village Centre                     06/30/10                   2.46%
       Johnstown Galleria Outparcel               07/11/11                   0.27%
       Irving West                                09/30/11                   0.22%
       Chapel Square                              02/01/13                   0.16%
       Northgate                                  06/30/13                   0.62%
       Perry Marketplace                          10/01/13                   0.54%
       Stratford Commons                          10/01/15                   0.47%
       Riverview Plaza                            09/01/15                   0.43%
                                                                   -----------------
       TOTAL FIXED RATE SECURED MORTGAGE INDEBTEDNESS                       21.71%


NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
SUMMARY OF OUTSTANDING DEBT (CONT'D)                                   PAGE 12
(IN THOUSANDS)



                                                              Outstanding          Actual          Maturity         Percent of
                                       Lender                   Balance         Interest Rate        Date        Total Indebtedness
                                       ---------------   ------------------   -----------------   ------------  --------------------
    UNSECURED NOTES

    6.80%, 7 Year Unsecured Notes      N/A                   $      81,000           6.800%          05/15/02            6.63%
    7.33%, 4 Year Unsecured Notes      N/A                          49,000           7.330%          11/20/03            4.01%
    6.88%, 7 Year Unsecured Notes      N/A                          75,000           6.875%          10/15/04            6.14%
    7.75%, 10 Year Unsecured Notes     N/A                         100,000           7.750%          04/06/05            8.19%
    7.35%, 10 Year Unsecured Notes     N/A                          30,000           7.350%          06/15/07            2.46%
    7.40%, 10 Year Unsecured Notes     N/A                         150,000           7.400%          09/15/09           12.28%
    7.97%, 30 Year Unsecured Notes     N/A                          10,000           7.970%          08/14/26            0.82%
    7.65%, 30 Year Unsecured Notes     N/A                          25,000           7.650%          11/02/26            2.05%
    7.68%, 30 Year Unsecured Notes     N/A                          10,000           7.680%          11/02/26            0.82%
    7.68%, 30 Year Unsecured Notes     N/A                          10,000           7.680%          11/02/26            0.82%
    6.90%, 30 Year Unsecured Notes     N/A                          25,000           6.900%          02/15/28            2.05%
    6.90%, 30 Year Unsecured Notes     N/A                          25,000           6.900%          02/15/28            2.05%
    7.50%, 30 Year Unsecured Notes     N/A                          25,000           7.500%          07/30/29            2.05%
                                                         ------------------   -----------------                  ----------------

    TOTAL FIXED RATE UNSECURED NOTES                         $     615,000           7.298%                             50.34%

    CAPITAL LEASES                                           $      27,351           8.770%          06/20/31            2.24%

    -----------------------------------------------------------------------------------------------------------------------------
    TOTAL FIXED RATE DEBT                                    $     907,504           7.565%                             74.29%
    -----------------------------------------------------------------------------------------------------------------------------



VARIABLE RATE DEBT:


       SECURED MORTGAGE INDEBTEDNESS

       Green River                         PNC Bank                       $     5,312         6.700%       08/01/00      0.43%
       Northside Plaza                     PNC Bank                             2,248         7.130%       08/01/00      0.18%
       Habersham Crossing                  PNC Bank                             3,954         7.130%       08/01/00      0.32%
       Palmetto Crossroads                 Aegon USA Realty                     2,448         6.630%       11/01/00      0.20%
       St. Elmo Central                    Southtrust Bank Of Georgia           4,049         8.361%       07/31/01      0.33%
       Commerce Central                    Southtrust Bank Of Georgia           8,738         8.404%       08/31/01      0.72%
       Remount Village                     Southtrust Bank Of Georgia           3,660         8.406%       11/10/01      0.30%
       San Dimas Plaza                     Tax Exempt Bonds                     8,100         3.510%       12/01/05      0.66%
       Highland Commons                    GNA                                  4,273         7.250%       12/01/09      0.35%
       Lexington Road Plaza                GNA                                  7,537         8.125%       09/01/11      0.62%
       Unity Professional Bldg.            Tax Exempt Bonds                     5,459         5.100%       02/01/13      0.45%
       Courts at Waterford Apartments      Tax Exempt Bonds                     9,600         5.265%       11/01/29      0.79%
                                                                          -------------    ------------                ----------
       TOTAL VARIABLE RATE SECURED MORTGAGE INDEBTEDNESS                  $    65,378         6.625%                     5.35%

       UNSECURED NOTES

       LIBOR + 10 b.p. Notes               N/A                            $    10,000         6.240%       08/18/00      0.82%

       UNSECURED CREDIT FACILITIES

       $122.5 Million Revolving
          Credit Facility                  The Bank of New York           $    56,221         7.118%      11/17/00       4.60%
       $122.5 Million Revolving
          Credit Facility                  The Bank of New York               107,500         7.278%      11/17/02       8.80%
       $75 Million Term Loan Facility      Fleet National Bank                 75,000         7.550%      03/07/01       6.14%
                                                                        ---------------    ------------                ----------

       TOTAL CREDIT FACILITIES                                            $   238,721         7.326%                    19.54%

       --------------------------------------------------------------------------------------------------------------------------
       TOTAL VARIABLE RATE DEBT                                           $   314,099         7.146%                    25.71%
       --------------------------------------------------------------------------------------------------------------------------

       --------------------------------------------------------------------------------------------------------------------------
       TOTAL DEBT                                                         $ 1,221,603         7.457%                   100.00%
       --------------------------------------------------------------------------------------------------------------------------

       Net Unamortized Premiums on Mortgages                              $     8,457
       Net Unamortized Discount on Notes                                       (2,136)
                                                                        ---------------
       TOTAL DEBT - NET                                                   $ 1,227,924
                                                                        ===============

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
DEBT MATURITY SCHEDULE                                                  PAGE 13
(IN THOUSANDS)

DEBT MATURITY SCHEDULE:

                            Scheduled           Scheduled            Total            Percent of
                          Amortization         Maturities        Debt Maturing       Debt Maturing
                         ----------------    ----------------   ----------------    ----------------
                2000            $  4,011       $      89,934 (1)    $    93,945          7.69%
                2001               8,042              97,681 (2)        105,723          8.65%
                2002               7,701             213,189 (3)        220,890         18.08%
                2003               7,227              55,328             62,555          5.12%
                2004               7,076              85,819             92,895          7.60%
                2005               6,385             142,187            148,572         12.16%
                2006               3,036               2,034              5,070          0.42%
               2007+              26,980             464,973            491,953         40.28%
                         ----------------    ----------------   ----------------    ----------------
                                $ 70,458       $   1,151,145        $ 1,221,603        100.00%
                         ================    ================   ================    ================

                    Net Unamortized Premiums on Mortgages                 8,457
                        Net Unamortized Discount on Notes                (2,136)
                                                                ----------------
                                           TOTAL DEBT - NET         $ 1,227,924
                                                                ================



WEIGHTED AVERAGE MATURITY:

                                                                    Fixed Rate Debt          Variable Rate Debt    Total Debt
                                                                 ----------------------      ----------------    ----------------
      Including credit facilities and capital leases                   9.7 Years                2.8 Years           6.9 Years
      Excluding credit facilities and capital leases                   9.0 Years                7.2 Years           8.9 Years



(1) Scheduled maturities include $56.2 million representing the balance of the Revolving Credit Facility drawn as of June 30, 2000 and maturing November 17, 2000.

(2) Scheduled maturities include $75.0 million representing the balance of the Term Loan Facility drawn as of June 30, 2000 and maturing March 7, 2001.

(3) Scheduled maturities include $107.5 million representing the balance of the Revolving Credit Facility drawn as of June 30, 2000 and maturing November 17, 2002.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
2000 PROPERTY ACQUISITIONS                                              PAGE 14

                             Property                       Purchase       Purchase        Cap-       Net Operating
Property Name                  Type (1)     Location          Date          Amount       Rate (2)     Income (NOI) (3)
---------------------------  -------------  ------------- -------------  ------------- -------------  ---------------
1Q 2000
Dover Park Plaza                  R         Yardville, NJ   01/28/00      $ 3,300,000        11.2%        $   369,000

                                  Square        Percent                                   Mortgage        Units          Year
Property Name                     Footage       Leased (3)    Anchor Tenants              Amount         Issued          Built
---------------------------     ------------  -------------  -------------------       -------------  ------------- -------------
1Q 2000
Dover Park Plaza                    60,000           100%     Acme Markets, CVS                  -              -          1966

(1) R - Retail

(2) Cash basis, excludes straight-line rents.

(3) As of closing date of acquisition.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
2000 PROPERTY DISPOSITIONS                                              PAGE 15

                                  Property                                Sale              Sale              Book
Property Name                     Type (1)        Location                Date             Amount            Value
---------------------------     -------------     ----------------    -------------     -------------     -------------

2Q 2000
Northland Center                     R            State College, PA     05/01/00          $  9,000          $    6,054
York Marketplace                     R            York, PA              05/01/00            22,438              16,024
Pizza Hut                            R            Greenville, NC        06/22/00               400                 165
Piney Grove Plaza                    R            Kernersville, NC      06/30/00             2,750               2,391
                                                                                        -------------     -------------
              TOTAL                                                                       $ 34,588          $   24,634
                                                                                        =============     =============

                             Gain /             Cap-                              Square           Percent             Year
Property Name              (Loss) (2)         Rate (3)          NOI (4)          Footage          Leased (4)          Built
----------------------    -------------     -------------     -------------    -------------     -------------     -------------

2Q 2000
Northland Center              $  2,610             9.6%            $   868          108,241          100%               1988
York Marketplace                 4,844             9.0%              2,024          300,368           99%               1955
Pizza Hut                          234             9.5%                 38            3,640          100%               1973
Piney Grove Plaza                  227            10.1%                278           49,709           86%               1988
                          -------------                       -------------
              TOTAL           $  7,915                             $ 3,208
                          =============                       =============

(1) R - Retail

(2) Includes deferred straight line rent receivable.

(3) Cash basis, excludes straight-line rents.

(4) As of closing date of sale.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
REMODELING / EXPANSION ACTIVITIES                                       PAGE 16

                                                            Year          Year
                                  Location                 Built        Acquired    Project Description
                                  --------------------- ------------- ------------- -------------------------------
RETAIL PORTFOLIO
Fruitland Plaza                   Salisbury, MD             1973          1986      Conversion of a single use space into a
                                                                                    shopping center anchored by a 40,000 sq.
                                                                                    ft. Food Lion.

Middletown Plaza                  Middletown, NJ            1972          1975      Construction of a new 78,000 sq. ft.
                                                                                    Shoprite, renovation of an existing
                                                                                    36,000 sq. ft. space and facade
                                                                                    replacement.

New Boston                        New Boston, OH            1991          1993      Construction of a 5,000 sq. ft. single
                                                                                    tenant space on outparcel.


GARDEN APARTMENT COMMUNITIES
Charlestown                       Louisville, KY            1974          1993      New siding, trim paint, windows and
                                                                                    parking lot.

Eastgreen On The Commons          Reynoldsburg, OH        1971, 82        1998      Exterior and patio renovations.

Hickory Lake                      Antioch, TN               1974          1993      Painting, roofing, guttering,
                                                                                    landscaping and parking lot.

Northgate                         Columbus, OH              1970          1998      Exterior renovation, roof work,
                                                                                    recreation courts and landscaping.

Ashford Place                     Clarksville, TN         1972, 74        1993      Exterior remodel, windows, wood
                                                                                    replacement, guttering, tennis courts
                                                                                    and landscaping.

Forest Hills                      Columbia, SC              1968          1999      Hallway renovations and recreation
                                                                                    courts.

Mayfair                           Dover, DE                 1971          1981      Exterior renovation.

Sherwood Acres                    Baton Rouge, LA         1978, 79        1996      Exterior remodel, roofs, downspouts and
                                                                                    parking lot.

Tara                              Athens, GA                1970          1996      Exterior and hallway renovations.

Goldcrest                         Sharonville, OH           1968          1996      Hallway renovations and playground.


                                                                         Construction
                                 Adjusted                  ----------------------------------------    Expected         Expected
                                   GLA/        Percent       Expected    Expected         Percent        Total         Stabilized
                                  Units       Leased (1)    Start Date  Completion Date   Complete   Project Cost    Return on Cost
                               ------------- ------------- -----------  ---------------  ---------- --------------  ---------------
RETAIL PORTFOLIO
Fruitland Plaza                  101,595         48%          Apr-99        Mar-01          85%       $ 4,800,000        14.4%

Middletown Plaza                 203,558         85%          Jun-00        Aug-01          10%        10,000,000        12.1%

New Boston                       243,711         98%          Sep-00        Apr-01           0%           500,000        14.6%


GARDEN APARTMENT COMMUNITIES
Charlestown                        244           96%          Feb-99        Jun-00          100%          434,000        11.9%

Eastgreen On The Commons           360           87%          Feb-99        Jun-00          100%        1,840,217        12.3%

Hickory Lake                       322           93%          Feb-99        Mar-00          100%        1,277,530        10.5%

Northgate                          316           87%          Mar-99        Jul-00          100%        1,914,285        10.5%

Ashford Place                      268           93%          Apr-99        Apr-00          100%        1,926,943        10.4%

Forest Hills                       176           85%          Feb-00        Oct-00          90%           258,500        12.7%

Mayfair                             96           83%          Mar-00        Sep-00          75%           321,000        11.7%

Sherwood Acres                     612           87%          May-00        Dec-01          10%         3,356,000        11.2%

Tara                               240           96%          Jul-00        Nov-00           5%           500,000        12.2%

Goldcrest                          173           91%          Aug-00        Mar-01           0%           308,000        14.5%

(1) Includes all leases that have commenced and are in force as of June 30, 2000 and is based on current GLA, not adjusted GLA.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
PROPERTY TYPE SUMMARY                                                   PAGE 17


                                       # of                              Percent           Leased
                                    Properties            GLA             Leased             GLA
                                  ----------------  ----------------  ---------------  ----------------
RETAIL PORTFOLIO (1)
Shopping Centers                        232              34,347,755        92%              31,453,585
Single Tenant Properties                58                1,713,196        91%               1,554,621

COMMERCIAL PROPERTIES                    7                  165,969        98%                 162,073


TOTAL RETAIL PORTFOLIO            ----------------  ----------------  ---------------  ----------------
AND COMMERCIAL PROPERTIES               297              36,226,920        92%              33,170,279
                                  ================  ================  ===============  ================

                                       Annual Base Rent (ABR)                  Quarterly NOI
                                  ---------------------------------  ----------------------------------
                                                      Percent of                         Percent of
                                                       Company                             Company
                                      Amount             ABR             Amount              NOI
                                  ----------------  ---------------  ----------------  ----------------
RETAIL PORTFOLIO (1)
Shopping Centers                    $ 245,326,761       72.7%           $ 57,255,576        82.7%
Single Tenant Properties               10,362,411        3.1%              2,374,915        3.4%

COMMERCIAL PROPERTIES                   1,920,437        0.6%                280,099        0.4%


TOTAL RETAIL PORTFOLIO            ----------------  ---------------  ----------------  ----------------
AND COMMERCIAL PROPERTIES           $ 257,609,609       76.4%           $ 59,910,590        86.5%
                                  ================  ===============  ================  ================




                                       # of               # of           Percent            Leased
                                    Communities          Units            Leased            Units
                                  ----------------  ----------------  ---------------  ----------------
GARDEN APARTMENT COMMUNITIES            53              12,558             90%             11,314

                                  ----------------
TOTAL PORTFOLIO                         350
                                  ================

                                                 ABR                            Quarterly NOI
                                   ---------------------------------  ----------------------------------
                                                       Percent of                         Percent of
                                                        Company                             Company
                                       Amount             ABR             Amount              NOI
                                   ----------------  ---------------  ----------------  ----------------
GARDEN APARTMENT COMMUNITIES         $  79,610,096       23.6%           $  9,311,905        13.5%

                                   ----------------  ---------------  ----------------  ----------------
TOTAL PORTFOLIO                      $ 337,219,705       100.0%          $ 69,222,495       100.0%
                                   ================  ===============  ================  ================

SHOPPING CENTERS ANCHOR, NON-ANCHOR TENANT MIX: (2)

                                                                                    ABR
                                                                      ---------------------------------
                                                      Percent of                         Percent of
                                      Leased        Shopping Centers                   Shopping Centers
                                        GLA           Leased GLA          Amount             ABR
                                  ----------------  ----------------  ---------------  ----------------
Anchor Tenants                         15,649,333        53.3%         $  86,735,134        40.1%
Non-anchor Tenants                     13,698,705        46.7%           129,496,190        59.9%
                                  ----------------  ----------------  ---------------  ----------------
                                       29,348,038       100.0%         $ 216,231,324       100.0%
                                  ================  ================  ===============  ================


(1) Does not include Clearwater Mall (679,661 square feet), a property with redevelopment plans under reevaluation.

(2) Anchor tenants are defined on a property by property basis. Analysis excludes Clearwater and Valley Fair Malls and factory outlets.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
PROPERTIES BY STATE / REGION                                            PAGE 18

                 --------------------------------------------------------   -------------------------------------------------------
                      RETAIL PORTFOLIO AND COMMERCIAL PROPERTIES (1)               GARDEN APARTMENT COMMUNITIES
                 --------------------------------------------------------   -------------------------------------------------------

                                                              Percent of                                     Total       Percent of
                  Number of       Percent                     Scheduled      Number of       Percent       Number of     Scheduled
State             Properties      Leased           GLA           ABR         Properties      Leased          Units          ABR
--------------   -------------  -------------  ------------  ------------   -------------  ------------  -------------  -----------
Alabama               7             99%          760,014         1.7%            9             89%          2,269          16.8%
Arizona               12            92%         1,107,728        3.5%
Arkansas              2             100%         105,459         0.2%
California            17            92%         2,503,784       10.1%
Colorado              2             100%         352,156         1.7%
Delaware              2             84%          243,686         0.4%            2             86%           303            2.3%
Florida               18            92%         2,695,267        7.7%            2             94%           539            5.2%
Georgia               34            90%         3,095,910        7.0%            2             95%           420            3.3%
Illinois              10            99%         1,228,550        4.4%
Indiana               14            91%          965,972         2.0%            3             84%           893            6.7%
Iowa                  5             93%          604,896         1.3%
Kentucky              9             92%         1,456,230        3.4%            4             93%           783            6.8%
Louisiana             2             99%          261,518         0.6%            3             91%          1,244           9.5%
Maryland              3             77%          380,531         1.0%
Michigan              13            93%         2,114,471        6.4%
Minnesota             3             99%          85,898          0.5%
Missouri              4             83%          726,790         4.0%            1             92%           309            2.7%
Nebraska              3             100%         70,513          0.2%
Nevada                3             97%          587,388         2.0%
New Jersey            10            97%         1,193,225        4.6%
New York              26            85%         3,439,499        7.7%            2             94%           308            2.2%
North Carolina        15            94%         1,750,185        3.8%            2             94%           463            4.6%
Ohio                  22            88%         3,186,128        7.1%            7             88%          1,601          13.5%
Oklahoma              1             100%         45,510          0.1%
Pennsylvania          16            93%         1,879,602        5.5%            1             95%           130            1.1%
South Carolina        5             97%          375,698         1.1%            4             90%           816            6.2%
Tennessee             16            93%         1,872,537        4.7%            11            91%          2,480          19.0%
Texas                 7             100%         500,986         1.6%
Utah                  1             90%          600,593         1.2%
Virginia              12            90%         1,681,258        3.8%
West Virginia         3             94%          354,938         0.8%
                 -------------  -------------  ------------  ------------   -------------  ------------  -------------  -----------
                     297            92%        36,226,920        100%            53            90%          12,558         100.0%
                 =============  =============  ============  ============   =============  ============  =============  ===========

REGION
--------------
East                 101            90%        12,754,852       32.1%            15            92%          2,803          23.1%
Midwest               74            91%         8,983,218       25.7%            11            87%          2,803          22.8%
South                 87            93%         9,337,201       23.6%            27            91%          6,952          54.0%
West                  35            93%         5,151,649       18.5%            0              -             0             0.0%
                 -------------  -------------  ------------  ------------   -------------  ------------  -------------  -----------
                     297            92%        36,226,920        100%            53            90%          12,558          100%
                 =============  =============  ============  ============   =============  ============  =============  ===========

(1) Does not include Clearwater Mall (679,661 square feet), a property with redevelopment plans under reevaluation.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
SAME PROPERTY NOI ANALYSIS                                              PAGE 19
(IN THOUSANDS, EXCEPT PROPERTY STATISTICS)

                                                 Three Months Ended                       Three Months Ended
                                              --------------------------   Percent     --------------------------   Percent
                                                6/30/00       6/30/99      Change        3/31/00       3/31/99      Change
                                              ------------  ------------ ------------  ------------  ------------ ------------
ANALYSIS SPECIFIC PROPERTY STATISTICS:
Number of properties included in analysis
   Retail portfolio and commercial properties         289           289                        293           293
   Garden apartment communities                        39            39                         42            42
                                              ------------  ------------               ------------  ------------
                                                      328           328                        335           335
Retail portfolio and commercial properties
   Gross leasable area                         34,868,000    34,868,000                 34,991,000    34,991,000
   Percent leased                                   92.0%         92.0%     0.0%             92.0%         92.0%     0.0%

Garden apartment communities
   Number of units                                  8,927         8,927                      9,755         9,755
   Percent leased                                   90.1%         90.0%     0.1%             91.0%         91.0%     0.0%

NEW PLAN EXCEL REALTY TRUST:
Property revenues                              $   91,702    $   90,085     1.8%        $   93,513    $   93,425     0.1%
Property operating expenses                        27,871        27,174     2.6%            29,090        29,686    -2.0%
                                              ------------  ------------ ------------  ------------  ------------ ------------
   SAME PROPERTY NOI (GAAP BASIS)              $   63,831    $   62,911     1.5%        $   64,423    $   63,739     1.1%
                                              ============  ============ ============  ============  ============ ============
Operating margin (GAAP basis)                       69.6%         69.8%    -0.2%             68.9%         68.2%     0.7%
Straight-line rent adjustment                         722           698     3.4%               691           985   -29.8%
                                              ------------  ------------ ------------  ------------  ------------ ------------
   SAME PROPERTY NOI                           $   63,109    $   62,213     1.4%        $   63,732    $   62,754     1.6%
                                              ============  ============ ============  ============  ============ ============
Operating margin                                    68.8%         69.1%    -0.3%             68.2%         67.2%     1.0%

RETAIL PORTFOLIO AND COMMERCIAL PROPERTIES:
Property revenues                              $   78,201    $   76,842     1.8%        $   79,102    $   79,087     0.0%
Property operating expenses                        21,066        20,513     2.7%            21,479        22,370    -4.0%
                                              ------------  ------------ ------------  ------------  ------------ ------------
   SAME PROPERTY NOI (GAAP BASIS)              $   57,135    $   56,329     1.4%        $   57,623    $   56,717     1.6%
                                              ============  ============ ============  ============  ============ ============
Operating margin (GAAP basis)                       73.1%         73.3%    -0.2%             72.8%         71.7%     1.1%
Straight-line rent adjustment                         722           698     3.4%               691           985   -29.8%
                                              ------------  ------------ ------------  ------------  ------------ ------------
   SAME PROPERTY NOI                           $   56,413    $   55,631     1.4%        $   56,932    $   55,732     2.2%
                                              ============  ============ ============  ============  ============ ============
Operating margin                                    72.1%         72.4%    -0.3%             72.0%         70.5%     1.5%

GARDEN APARTMENT COMMUNITIES:
Property revenues                              $   13,501    $   13,243     1.9%        $   14,411    $   14,338     0.5%
Property operating expenses                         6,805         6,661     2.2%             7,611         7,316     4.0%
                                              ------------  ------------ ------------  ------------  ------------ ------------
   SAME PROPERTY NOI (GAAP BASIS)              $    6,696    $    6,582     1.7%        $    6,800    $    7,022    -3.2%
                                              ============  ============ ============  ============  ============ ============
Operating margin (GAAP basis)                       49.6%         49.7%    -0.1%             47.2%         49.0%    -1.8%
Straight-line rent adjustment                           -             -     0.0%                 -             -     0.0%
                                              ------------  ------------ ------------  ------------  ------------ ------------
   SAME PROPERTY NOI                           $    6,696    $    6,582     1.7%        $    6,800    $    7,022    -3.2%
                                              ============  ============ ============  ============  ============ ============
Operating margin                                    49.6%         49.7%    -0.1%             47.2%         49.0%    1.8%

NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense. Same store excludes properties that have or are undergoing remodeling or expansion. and includes only properties owned for the full quarters.

Same store revenue and NOI for the three months ended June 30, 1999 has been reduced by $1.58 million to reflect the adjustment for the $1.75 million overstatement of CAM revenue in 2Q 1999 which was corrected in 3Q 1999.

Analysis excludes Clearwater and Valley Fair Malls.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
TOP TEN TENANTS                                                         PAGE 20

                                                                                     ABR as a
                                    Number of                                   Percentage of Total
         Tenant                       Leases          GLA             ABR         Portfolio ABR
         ------------------------   -----------    -----------    ------------  -------------------
       1 Kmart Corporation              43         3,885,863      $17,591,701          5.2%
       2 Wal-Mart Stores                27         2,881,411       12,534,233          3.7%
       3 The Kroger Co. (1)             26         1,273,923        8,588,951          2.5%
       4 Winn-Dixie Stores              18          804,556         5,055,437          1.5%
       5 Ahold USA (2)                  13          619,237         4,621,049          1.4%
       6 The TJX Companies (3)          17          525,614         3,497,230          1.0%
       7 Food Lion                      17          507,747         3,322,991          1.0%
       8 Albertson's (4)                20          706,425         3,240,193          1.0%
       9 Publix Super Markets           8           423,388         2,500,903          0.7%
      10 J.C. Penney Company (5)        26          572,125         2,377,517          0.7%

                                    -----------    -----------    ------------    ---------------
                                       215         12,200,289     $63,330,205         18.8%
                                    ===========    ===========    ============    ===============

(1) Includes Ralphs and The Kroger Co.

(2) Includes BI-LO, Edwards Super Foods, Giant Food Stores and Tops Markets.

(3) Includes T.J. Maxx and Marshalls.

(4) Includes Albertson's, Acme Markets, Eagle Food Center and Lucky stores.

(5) Includes JC Penney and Eckerd Drugstores.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
NEW LEASE SUMMARY                                                       PAGE 21

NEW LEASE SUMMARY                                                   Total New
                                      Number           GLA             ABR
                                   -------------   -------------   ------------
                        1Q 2000         97              214,730    $ 2,591,102
                            psf                                          12.07
                        2Q 2000         52              183,915    $ 2,288,786
                            psf                                          12.44

RENEWAL LEASE SUMMARY

                                                                   Total Former    Total New          Increase/(Decrease)
                                      Number           GLA             ABR            ABR         Total Dollar      Percent
                                   -------------   -------------   ------------   -------------   -------------   ------------
                        1Q 2000        114           657,377       $ 4,561,317     $ 4,830,226       $ 268,909       5.9%
                            psf                                           6.94            7.35            0.41
                        2Q 2000         71           572,249       $ 3,445,556     $ 3,508,751        $ 63,195       1.8%
                            psf                                           5.24            5.34            0.10

Renewal leases include expiring leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.

Data includes leases that have commenced and are in force as of March 31, 2000 and June 30, 2000.

Does not include Clearwater Mall (679,661 square feet), a property with redevelopment plans under reevaluation, or apartments.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE                                               PAGE 22

                      Number of           Leased        Percent of          ABR           Percent of
                    Leases Expiring        GLA              GLA           per Foot        Total ABR
                    ---------------    -------------    ------------    -------------    -------------
           2000          689            3,060,936          9.23%              $ 6.34        7.52%
           2001          747            2,947,429          8.89%                9.59        10.96%
           2002          691            3,108,093          9.37%                8.92        10.74%
           2003          537            2,985,820          9.00%                8.44        9.77%
           2004          401            2,324,327          7.01%                9.00        8.11%
           2005          245            2,526,489          7.62%                6.93        6.79%
           2006          125            1,272,240          3.84%                8.67        4.28%
           2007           97            1,235,220          3.72%                9.09        4.35%
           2008           82            1,152,471          3.47%                8.28        3.70%
           2009           79            1,862,754          5.62%                6.33        4.57%
          2010+          356            10,694,500        32.24%                7.05        29.21%
                    ---------------    -------------    ------------    -------------    -------------
                        4,049           33,170,279        100.0%              $ 7.78        100.0%
                    ===============    =============    ============    =============    =============

Does not assume exercise of renewal options.

Does not include Clearwater Mall (679,661 square feet), a property with redevelopment plans under reevaluation, or apartments.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
--------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                       PAGE 23

                                                                                   Year               Date
      Property Name                        City                  State             Built            Acquired         GLA
      -----------------------------------  -------------------  ---------   ------------------    ------------  --------------

      RETAIL PORTFOLIO

      SHOPPING CENTERS
    1 Cloverdale Village                   Florence                AL              1986             10/27/94         59,407
    2 Riverview Plaza                      Gadsden                 AL              1990             10/12/95        147,621
    3 Grant Mills Station                  Irondale                AL              1991             07/01/98        226,837
    4 Payton Park                          Sylacauga               AL              1995             07/01/98        231,820
    5 Glendale Galleria                    Glendale                AZ             1989-91           08/01/97        119,465
    6 Kmart Plaza                          Mesa                    AZ              1970             12/28/90        182,933
    7 SunValley Plaza                      Mesa                    AZ              1981             05/31/94        107,090
    8 Southern Village Mesa                Mesa                    AZ             1986-97           08/01/97         84,160
    9 Metro Marketplace                    Phoenix                 AZ              1988             06/21/91        251,175
   10 Northmall Centre                     Tucson                  AZ             1995-96           12/31/96        168,719
   11 Bakersfield Plaza                    Bakersfield             CA              1970             06/20/97        213,379
   12 Factory Merchants - Barstow          Barstow                 CA              1989             11/01/93        333,506
   13 Sony/Kinko                           Burbank                 CA              1988             05/01/89         14,176
   14 Carmen Plaza                         Camarillo               CA              1971             06/20/97        129,054
   15 Coachella Plaza                      Coachella               CA              1991             06/20/97         11,184
   16 Cudahy Plaza                         Cudahy                  CA              1968             06/20/97        138,430
   17 Broadway Faire                       Fresno                  CA              1995             04/09/97         60,383
   18 Arbor Faire                          Fresno                  CA              1993             04/09/97        199,986
   19 Briggsmore Plaza                     Modesto                 CA              1974             06/20/97         98,945
   20 Montebello Plaza                     Montebello              CA              1974             06/20/97        288,390
   21 Metro 580 Shopping Center            Pleasanton              CA             1995-96           09/15/97        174,584
   22 Rose Pavilion Shopping Center        Pleasanton              CA              1987             02/27/98        292,902
   23 Bristol Plaza                        Santa Ana               CA              1972             06/20/97        112,379
   24 San Dimas Plaza                      San Dimas               CA              1986             10/07/97        119,159
   25 Vail Ranch Center                    Temecula                CA              1997             12/31/97         97,881
   26 Paradise Plaza                       Paradise                CA              1979             06/20/97        198,562
   27 Westminster City Center              Westminster             CO              1996             12/16/97        339,600
   28 Rodney Village                       Dover                   DE              1959             01/01/69        213,686
   29 Brooksville Square                   Brooksville             FL              1987             03/28/94         95,066
   30 Northgate S.C.                       Deland                  FL              1993             06/30/93        186,396
   31 Regency Park                         Jacksonville            FL              1985             06/16/97        329,495
   32 Eastgate S.C.                        Lakewales               FL              1994             05/20/94        102,161
   33 Leesburg Square                      Leesburg                FL              1986             12/23/92         91,682
   34 Miami Gardens                        Miami                   FL              1996             10/06/97        245,119
   35 Freedom Square                       Naples                  FL              1995             10/06/97        211,839
   36 Presidential West                    North Lauderdale        FL              1977             04/18/97         21,035
   37 Presidential Plaza                   North Lauderdale        FL              1977             04/18/97         67,269
   38 Southgate                            New Port Ritchie        FL              1966             08/27/97        262,912
   39 Colonial Marketplace                 Orlando                 FL             1979,86           04/01/98        128,823
   40 23rd Street Plaza                    Panama City             FL              1986             07/01/98         99,756
   41 Riverwood                            Port Orange             FL             1984,96           09/05/97         93,506
   42 Seminole Plaza                       Seminole                FL              1964             06/11/98        144,011
   43 St. Augustine Outlet Center          St. Augustine           FL              1991             03/01/92        334,795
   44 Rutland Plaza                        St. Petersburg          FL              1964             11/01/96        149,811
   45 Albany Plaza                         Albany                  GA              1968             05/12/94        114,183
   46 Southgate Plaza                      Albany                  GA              1969             07/11/90         59,816
   47 Eastgate Plaza                       Americus                GA              1980             07/11/90         44,365
   48 Perlis Plaza                         Americus                GA              1972             07/11/90        165,774
   49 Rogers Plaza                         Ashburn                 GA              1974             07/11/90         49,978
   50 Sweetwater Village                   Austell                 GA              1985             10/27/94         66,197
   51 Cedar Plaza                          Cedartown               GA              1994             10/27/94         83,300
   52 Cedartown                            Cedartown               GA              1989             01/10/95        107,220


                                     Percent                                                                Anchor Tenant
    Property Name                   Leased (1)       ABR     Anchor Tenant                                  Not Owned
    ------------------------------  ------------  ---------  ---------------------------------------------  -----------------------

    RETAIL PORTFOLIO

    SHOPPING CENTERS
  1 Cloverdale Village                 100%       $ 377,578  Winn-Dixie Stores
  2 Riverview Plaza                    100%         882,550  Wal-Mart
  3 Grant Mills Station                96%        1,261,549  Wal-Mart
  4 Payton Park                        99%        1,354,336  Wal-Mart
  5 Glendale Galleria                  92%        1,128,232  Food 4 Less, Osco Drugs
  6 Kmart Plaza                        100%         725,238  Kmart
  7 SunValley Plaza                    64%          534,301  ABCO
  8 Southern Village Mesa              98%          724,228  Mega Food
  9 Metro Marketplace                  85%        2,245,372  Office Max, Toys R' Us
 10 Northmall Centre                   100%       1,582,790  Comp USA, JC Penney, Stein Mart
 11 Bakersfield Plaza                  96%        1,845,478  Vons                                           Mervyn's
 12 Factory Merchants - Barstow        78%        4,909,599  Esprit, Gap, Polo, Timberland
 13 Sony/Kinko                         100%         404,363  Kinko's, Sony Electronics
 14 Carmen Plaza                       84%        1,227,997  24 Hour Fitness                                Miller's Outpost
 15 Coachella Plaza                    100%         178,447  -                                              Vons
 16 Cudahy Plaza                       100%         655,200  Kmart
 17 Broadway Faire                     95%          909,026  United Artists
 18 Arbor Faire                        78%        1,580,342  Home Depot, PetsMart                           Mervyn's
 19 Briggsmore Plaza                   81%          515,127  Canned Foods
 20 Montebello Plaza                   96%        2,334,804  Albertson's, Circuit City
 21 Metro 580 Shopping Center          100%       2,390,952  Borders, Linens N Things, Staples
 22 Rose Pavilion Shopping Center      99%        4,522,390  Levitz Furniture, Macy's Home Store
 23 Bristol Plaza                      98%        1,066,432  Lucky stores
 24 San Dimas Plaza                    98%        1,576,145  T.J. Maxx                                      Payless Drugs, Ralphs
 25 Vail Ranch Center                  100%         979,566  Albertson's
 26 Paradise Plaza                     96%          672,702  Albertson's, Kmart
 27 Westminster City Center            100%       4,216,619  Babies R Us, Circuit City, Homeplace
 28 Rodney Village                     82%          938,666  Food Liner
 29 Brooksville Square                 81%          610,009  Publix
 30 Northgate S.C.                     100%       1,275,544  Kmart, Publix
 31 Regency Park                       90%        2,310,590  Babies R Us, Marshalls, Rhodes Furniture
 32 Eastgate S.C.                      100%         597,367  Kmart
 33 Leesburg Square                    96%          710,588  Publix
 34 Miami Gardens                      100%       2,247,802  Kmart, Winn-Dixie Stores
 35 Freedom Square                     89%        1,489,852  Kmart, Publix
 36 Presidential West                  68%          123,624  -
 37 Presidential Plaza                 92%          472,641  Winn-Dixie Stores
 38 Southgate                          71%          700,370  Publix
 39 Colonial Marketplace               100%         972,385  Office Max, Service Merchandise                Target
 40 23rd Street Plaza                  99%          896,882  Publix
 41 Riverwood                          96%          438,956  Winn-Dixie Stores
 42 Seminole Plaza                     94%          573,712  T.J. Maxx
 43 St. Augustine Outlet Center        91%        4,600,167  Ann Taylor, Calvin Klein, Gap, Mikasa, Reebok
 44 Rutland Plaza                      94%          949,410  Winn-Dixie Stores
 45 Albany Plaza                       100%         654,512  Food Lion
 46 Southgate Plaza                    80%          252,050  -
 47 Eastgate Plaza                     100%         184,555  Beall's Outlet
 48 Perlis Plaza                       89%          759,440  Belk's, Piggly Wiggly
 49 Rogers Plaza                       83%          210,957  Piggly Wiggly
 50 Sweetwater Village                 96%          454,554  Winn-Dixie Stores
 51 Cedar Plaza                        100%         552,202  The Kroger Co.
 52 Cedartown                          100%         497,393  Wal-Mart

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
--------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                       PAGE 24

                                                                                   Year             Date
      Property Name                        City                  State             Built          Acquired           GLA
      -----------------------------------  -------------------  ---------   ------------------  --------------  -------------
   53 Mr. B's                              Cordele                 GA              1968         07/11/90            13,702
   54 Cordele Square                       Cordele                 GA              1968         07/11/90           131,327
   55 Southgate Plaza                      Cordele                 GA              1969         07/11/90            39,292
   56 Habersham Village                    Cornelia                GA              1985         05/06/92           147,182
   57 Habersham Crossing                   Cornelia                GA              1990         03/01/96           161,278
   58 Covington Gallery                    Covington               GA              1991         12/30/93           174,858
   59 Market Central                       Dalton                  GA              1994         03/31/97            34,000
   60 Northside Plaza                      Dalton                  GA              1990         10/11/95            67,831
   61 Midway Village                       Douglasville            GA              1989         05/01/97            73,328
   62 Westgate                             Dublin                  GA              1974         07/11/90           189,629
   63 Marshalls at Eastlake                Marietta                GA              1982         10/26/98            55,179
   64 New Chastain Corners                 Marietta                GA              1990         07/17/97           108,380
   65 Pavilions at Eastlake                Marietta                GA              1986         03/01/99           159,088
   66 Village at Southlake                 Morrow                  GA              1983         04/13/98            53,390
   67 Perry Marketplace                    Perry                   GA              1992         12/30/92           179,973
   68 Creekwood                            Rex                     GA              1990         05/01/97            69,778
   69 Shops of Riverdale                   Riverdale               GA              1995         02/15/96            34,255
   70 Victory Square                       Savannah                GA              1986         07/02/92           168,514
   71 Eisenhower Square                    Savannah                GA              1985         07/16/97           125,120
   72 Wisteria Village                     Snellville              GA              1985         10/11/95           164,646
   73 University Commons                   Statesboro              GA              1994         07/24/96            59,814
   74 Tift-Town                            Tifton                  GA              1965         07/11/90            61,218
   75 Westgate                             Tifton                  GA              1980         07/11/90            16,307
   76 Haymarket Mall                       Des Moines              IA             1968,79       05/12/95           234,163
   77 Haymarket Square                     Des Moines              IA             1971,79       05/12/95           266,525
   78 Southfield Plaza                     Bridgeview              IL              1958         12/03/96           199,947
   79 King City Square                     Mt. Vernon              IL              1994         07/01/98            94,428
   80 Westridge Court                      Naperville              IL              1990         07/18/97           446,182
   81 Tinley Park Plaza                    Tinley Park             IL              1973         09/20/95           283,470
   82 Columbus Center                      Columbus                IN              1964         12/01/88           270,227
   83 Jasper Manor                         Jasper                  IN              1990         02/18/92           194,120
   84 Valley View Plaza                    Marion                  IN              1989         03/28/94            29,974
   85 Town Fair                            Princeton               IN              1991         02/09/93           113,939
   86 Wabash Valley Plaza                  Terre Haute             IN              1989         03/28/94            79,077
   87 Wabash Crossing                      Wabash                  IN              1988         12/16/93           166,992
   88 Woodland Plaza                       Warsaw                  IN              1989         03/28/94            31,375
   89 Green River                          Campbellsville          KY              1989         03/08/96           190,316
   90 Kmart Plaza                          Elizabethtown           KY              1992         02/04/93           130,466
   91 Highland Commons                     Glasgow                 KY              1992         03/31/93           130,466
   92 J*Town Center                        Jeffersontown           KY              1959         10/21/88           186,855
   93 Mist Lake Plaza                      Lexington               KY              1993         07/01/98           217,292
   94 London Marketplace                   London                  KY              1994         03/17/94           169,032
   95 Picadilly Square                     Louisville              KY              1973         04/25/89            96,370
   96 Eastgate                             Middletown              KY              1987         11/10/93           152,855
   97 Lexington Road Plaza                 Versailles              KY              1994         04/28/94           182,578
   98 Lagniappe Village Shopping Center    New Iberia              LA              1990         07/01/98           220,225
   99 Liberty Plaza                        Randallstown            MD              1962         05/12/95           215,575
  100 Rising Sun Towne Centre              Rising Sun              MD              1998         06/04/99            63,361
  101 Fruitland Plaza                      Salisbury               MD              1973         05/14/86           101,595
  102 Maple Village                        Ann Arbor               MI              1965         10/14/94           280,846
  103 Farmington Crossroads                Farmington              MI              1986         12/11/95            84,310
  104 Delta Center                         Lansing                 MI              1985         12/12/95           173,619
  105 Hampton Village Centre               Rochester Hills         MI              1990         12/12/95           460,269
  106 Fashion Corner                       Saginaw                 MI              1986         12/12/95           188,877
  107 Hall Road Crossing                   Shelby                  MI              1985         12/12/95           175,182


                                                                                                                         Anchor
                                          Percent                                                                        Tenant
    Property Name                        Leased (1)     ABR      Anchor Tenant                                           Not Owned
    -----------------------------------  ----------  ----------  ------------------------------------------------------  -----------
 53 Mr. B's                                72%          53,368   -
 54 Cordele Square                         86%         509,283   Belk's, Harvey Foods
 55 Southgate Plaza                        94%          97,724   Beall's Outlet
 56 Habersham Village                      100%        743,630   Kmart, Winn-Dixie Stores
 57 Habersham Crossing                     100%        751,323   Wal-Mart
 58 Covington Gallery                      96%       1,044,809   Ingles, Kmart
 59 Market Central                         100%        420,516   -                                                       Wal-Mart
 60 Northside Plaza                        83%         416,724   BI-LO
 61 Midway Village                         81%         415,900   Winn-Dixie Stores
 62 Westgate                               63%         591,823   Bruno's
 63 Marshalls at Eastlake                  96%         445,081   Marshalls
 64 New Chastain Corners                   96%       1,002,903   The Kroger Co.
 65 Pavilions at Eastlake                  94%       1,515,366   The Kroger Co.
 66 Village at Southlake                   87%         433,678   Marshalls
 67 Perry Marketplace                      97%       1,155,876   The Kroger Co.
 68 Creekwood                              100%        573,433   Winn-Dixie Stores
 69 Shops of Riverdale                     90%         348,754   -                                                       Wal-Mart
 70 Victory Square                         98%         943,162   Food Lion
 71 Eisenhower Square                      97%         818,309   Food Lion
 72 Wisteria Village                       98%       1,063,391   Kmart, Winn-Dixie Stores
 73 University Commons                     100%        547,176   -
 74 Tift-Town                              63%         173,292   Beall's Outlet
 75 Westgate                               92%         100,981   -
 76 Haymarket Mall                         95%       1,067,875   Burlington Coat Factory, Hobby Lobby
 77 Haymarket Square                       89%       1,661,729   Dahl's Foods
 78 Southfield Plaza                       100%      1,807,316   Dominicks Foods, Hobby Lobby
 79 King City Square                       100%        775,884   Kroger
 80 Westridge Court                        98%       5,649,227   Cub Foods, Linen N Things, Cineplex, Old Navy, Spiegel
 81 Tinley Park Plaza                      99%       1,891,136   Walts Finer Foods
 82 Columbus Center                        79%       1,027,625   Ames Department Store, Office Max
 83 Jasper Manor                           93%         933,493   Kmart
 84 Valley View Plaza                      95%         270,980   -                                                       Wal-Mart
 85 Town Fair                              100%        579,299   Kmart
 86 Wabash Valley Plaza                    84%         455,035   Supervalu                                               Wal-Mart
 87 Wabash Crossing                        100%        964,973   Kmart, Supervalu
 88 Woodland Plaza                         91%         264,075   -                                                       Wal-Mart
 89 Green River                            95%         899,184   Goody's Family Clothing
 90 Kmart Plaza                            97%         754,092   Kmart
 91 Highland Commons                       100%        746,167   Food Lion, Kmart
 92 J*Town Center                          74%         812,976   Tricon Corporate Office
 93 Mist Lake Plaza                        97%       1,610,426   Wal-Mart, Winn-Dixie Stores
 94 London Marketplace                     100%      1,052,899   Kmart, The Kroger Co.
 95 Picadilly Square                       83%         357,606   -
 96 Eastgate                               84%       1,229,794   The Kroger Co.
 97 Lexington Road Plaza                   100%      1,245,719   Kmart, The Kroger Co.
 98 Lagniappe Village Shopping Center      98%       1,347,457   Wal-Mart
 99 Liberty Plaza                          86%       1,487,879   -
100 Rising Sun Towne Centre                94%         572,480   Giant Food Stores
101 Fruitland Plaza                        48%         411,750   Food Lion
102 Maple Village                          97%       1,510,869   Kmart
103 Farmington Crossroads                  89%         574,348   Farmer Jack
104 Delta Center                           78%       1,187,343   T.J. Maxx, Toys R Us
105 Hampton Village Centre                 99%       4,696,877   Farmer Jack, Kohl's                                     Target
106 Fashion Corner                         67%         975,160   Best Buy, Kids R Us
107 Hall Road Crossing                     100%      1,789,678   Old Navy, T.J. Maxx

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
--------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                       PAGE 25

                                                                                   Year             Date
      Property Name                        City                  State             Built          Acquired           GLA
      -----------------------------------  -------------------  ---------   -----------------  ---------------  --------------
  108 Southfield Shopping Center           Southfield              MI             1969-70          02/12/98        106,948
  109 Delco Plaza                          Sterling Heights        MI             1970,73          11/14/96        154,853
  110 Westland Crossing                    Westland                MI              1986            11/16/99        141,877
  111 Washtenaw Fountain Plaza             Ypsilanti               MI              1989            10/05/92        136,103
  112 Roundtree Place                      Ypsilanti               MI              1992            07/01/98        195,413
  113 Factory Merchants - Branson          Branson                 MO              1988            11/01/93        317,512
  114 Factory Outlet Village Osage Beach   Osage Beach             MO              1987            01/29/93        399,965
  115 Stanly County Plaza                  Albermarle              NC              1988            03/28/94         66,037
  116 Village Marketplace                  Asheboro                NC              1988            04/13/95         87,800
  117 Goldsboro Flea Market                Goldsboro               NC              1973            05/14/86         79,579
  118 Foothills Market                     Jonesville              NC              1988            06/05/95         49,630
  119 Chapel Square                        Kannapolis              NC              1992            12/01/94         45,450
  120 Kinston Pointe                       Kinston                 NC              1991            07/05/95        170,170
  121 Granville Corners                    Oxford                  NC              1991            02/21/96        136,550
  122 Roxboro Square                       Roxboro                 NC              1989            06/05/95         98,980
  123 Siler Crossing                       Siler City              NC              1988            06/05/95        132,639
  124 Crossroads Ctr.                      Statesville             NC              1991            02/27/96        340,190
  125 Thomasville Crossing                 Thomasville             NC              1996            04/18/97         78,509
  126 Anson Station                        Wadesboro               NC              1988            08/23/95        130,800
  127 Roanoke Landing                      Williamston             NC              1991            01/02/96        156,561
  128 Wilson                               Wilson                  NC              1973            05/14/86        104,982
  129 Stratford Commons                    Winston-Salem           NC              1995            12/30/96         72,308
  130 Laurel Square                        Bricktown               NJ              1973            07/13/92        246,235
  131 Hamilton Plaza-Kmart Plaza           Hamilton                NJ              1972            05/12/94        149,060
  132 Bennetts Mills Plaza                 Jackson                 NJ              1988            09/01/94        115,238
  133 Six Flags Factory Outlet             Jackson Township        NJ              1997            04/30/97        290,358
  134 Middletown Plaza                     Middletown              NJ              1972            01/01/75        125,558
  135 Tinton Falls Plaza                   Tinton Falls            NJ              1953            01/30/98        100,582
  136 Dover Park Plaza                     Yardville               NJ              1966            01/28/00         59,642
  137 Galleria Commons Shopping Center     Henderson               NV              1998            06/09/98        276,460
  138 Renaissance Center East              Las Vegas               NV              1981            10/17/96        145,578
  139 Kietzke Center                       Reno                    NV              1974            06/20/97        165,350
  140 University Mall                      Canton                  NY              1967            01/01/76         78,738
  141 Cortlandville                        Cortland                NY              1984            08/04/87        100,300
  142 Kmart Plaza                          DeWitt                  NY              1970            08/03/93        115,500
  143 D & F Plaza                          Dunkirk                 NY              1967            01/01/86        190,518
  144 Elmira Plaza                         Elmira                  NY              1976            02/13/89         54,400
  145 Pyramid Mall                         Geneva                  NY              1973            08/03/93        233,137
  146 Genesee Valley Shopping Center       Genesco                 NY              1993            07/01/98        204,609
  147 Gloversville                         Gloversville            NY              1974            12/29/98         45,012
  148 McKinley Plaza                       Hamburg                 NY              1991            06/14/92         92,782
  149 Hornell Plaza Shopping Center        Hornell                 NY              1995            07/31/98        253,813
  150 Cayuga Mall                          Ithaca                  NY              1969            05/12/89        205,527
  151 Shops at Seneca Mall                 Liverpool               NY              1971            08/03/93        237,202
  152 Transit Road Plaza                   Lockport                NY              1971            08/03/93        138,120
  153 Marcy                                Marcy                   NY              1971            05/14/86        123,380
  154 Wallkill Plaza                       Middletown              NY              1986            12/12/95        203,234
  155 Monroe Shoprite Plaza                Monroe                  NY              1972            08/01/97        122,394
  156 Rockland Plaza                       Nanuet                  NY              1963            01/01/83        248,067
  157 South Plaza                          Norwich                 NY              1967            04/01/83        143,665
  158 Westgate Plaza                       Oneonta                 NY              1967            01/20/84         71,952
  159 Oswego Plaza                         Oswego                  NY              1966            01/01/77        128,087
  160 Price Chopper Plaza                  Rome                    NY              1988            08/03/93         78,401
  161 Westgate Manor Plaza                 Rome                    NY              1961            01/01/86         65,813


                                          Percent                                                             Anchor Tenant
    Property Name                        Leased (1)     ABR     Anchor Tenant                                 Not Owned
    -----------------------------------  ----------  ---------  --------------------------------------------  ----------------------
108 Southfield Shopping Center             100%      1,161,985  Farmer Jack                                   Burlington Coats, F&M,
                                                                                                                Marshalls
109 Delco Plaza                            100%        782,874  Babies R Us, Bed, Bath & Beyond
110 Westland Crossing                      84%       1,237,220  Michaels, Office Depot                        Toys R' Us
111 Washtenaw Fountain Plaza               99%         934,422  -
112 Roundtree Place                        100%      1,279,233  Busch Grocery, Wal-Mart
113 Factory Merchants - Branson            74%       3,505,112  Bugle Boy, Dress Barn
114 Factory Outlet Village Osage Beach     91%       6,723,984  Gap, Mikasa, Polo, Tommy Hilfiger
115 Stanly County Plaza                    90%         375,694  Ingles                                        Wal-Mart
116 Village Marketplace                    71%         571,664  Harris Teeter
117 Goldsboro Flea Market                  100%         84,000  Goldsboro Flea Market
118 Foothills Market                       92%         274,126  Food Lion
119 Chapel Square                          94%         337,522  Food Lion                                     Wal-Mart
120 Kinston Pointe                         92%         882,295  Wal-Mart
121 Granville Corners                      99%         925,812  Lowe's Food, Wal-Mart
122 Roxboro Square                         100%        631,034  Wal-Mart
123 Siler Crossing                         96%         761,759  Belk-Yates, Food Lion, Rose's
124 Crossroads Ctr.                        98%       1,899,609  BI-LO, Wal-Mart
125 Thomasville Crossing                   96%         610,481  Lowe's Food
126 Anson Station                          92%         689,292  Food Lion, Wal-Mart
127 Roanoke Landing                        97%         932,990  Wal-Mart, Winn-Dixie Stores                   Belk's
128 Wilson                                 76%               -  Wilson Flea Market
129 Stratford Commons                      100%        903,896  Michaels, Office Max
130 Laurel Square                          98%       1,849,774  Kmart, Pathmark Store
131 Hamilton Plaza-Kmart Plaza             100%        812,191  Kmart
132 Bennetts Mills Plaza                   97%       1,064,274  Edwards Super Foods
133 Six Flags Factory Outlet               98%       5,434,421  Brooks Brothers, Gap, Mikasa, Nike, Reebok
134 Middletown Plaza                       85%         838,904  Shoprite
135 Tinton Falls Plaza                     100%        926,354  Burlington Coat Factory                       Great A&P Tea Company
136 Dover Park Plaza                       100%        423,692  Acme Markets
137 Galleria Commons Shopping Center       100%      2,612,439  Babies R Us, Comp USA, Homebase, Stein Mart,
                                                                  T.J. Maxx
138 Renaissance Center East                94%       1,594,189  Albertson's
139 Kietzke Center                         95%         951,400  Mervyn's                                      Target
140 University Mall                        86%         275,359  Ames Department Stores
141 Cortlandville                          95%         225,279  Ames Department Stores
142 Kmart Plaza                            100%        573,475  Kmart, Office Max
143 D & F Plaza                            81%         723,301  Quality Markets
144 Elmira Plaza                            0%               -  -
145 Pyramid Mall                           81%       1,070,399  Kmart, Tops Market
146 Genesee Valley Shopping Center         99%       1,411,485  Wal-Mart, Wegmans
147 Gloversville                           100%         99,026  Citizens Telecom
148 McKinley Plaza                         93%         797,365  Kids R Us, T.J. Maxx
149 Hornell Plaza Shopping Center          100%      1,807,161  Wal-Mart, Wegmans
150 Cayuga Mall                            93%       1,083,844  Penn Traffic
151 Shops at Seneca Mall                   92%       1,297,612  Kmart, Price Chopper
152 Transit Road Plaza                     100%        361,208  Kmart
153 Marcy                                   2%          25,000  -
154 Wallkill Plaza                         99%       1,745,603  Bradlees, Shoprite
155 Monroe Shoprite Plaza                  98%       1,263,178  Shoprite
156 Rockland Plaza                         97%       4,168,005  Barnes & Noble, Marshalls, Tower Records
157 South Plaza                            78%         306,869  Ames Department Stores
158 Westgate Plaza                         97%         208,280  Ames Department Stores
159 Oswego Plaza                           97%         540,725  JC Penney
160 Price Chopper Plaza                    100%        530,930  Price Chopper
161 Westgate Manor Plaza                   96%         368,356  Rome Cinemas

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
--------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                       PAGE 26

                                                                                  Year            Date
      Property Name                        City                  State            Built         Acquired             GLA
      -----------------------------------  -------------------  ---------     -------------  -----------------  --------------
  162 Mohawk Acres                         Rome                    NY              1965         02/01/84            98,182
  163 Northland                            Watertown               NY              1962         01/01/73           122,666
  164 Harbor Plaza                         Ashtabula               OH              1988         02/20/91            51,794
  165 Ashland Square                       Ashland                 OH              1990         10/06/93           163,168
  166 Belpre Plaza                         Belpre                  OH              1969         06/08/88            88,426
  167 Southwood Plaza                      Bowling Green           OH              1961         05/16/90            82,952
  168 Lakewood Village                     Celina                  OH              1990         03/28/94           113,903
  169 Delhi                                Cincinnati              OH              1973         05/22/96           166,496
  170 Western Village                      Cincinnati              OH              1960         05/04/94           138,625
  171 Brentwood Plaza                      Cincinnati              OH              1957         05/04/94           232,567
  172 Crown Point                          Columbus                OH              1980         07/23/98           147,427
  173 River Run Centre                     Coshocton               OH              1992         07/01/98            82,957
  174 South Towne Centre                   Dayton                  OH              1972         03/27/92           308,719
  175 Heritage Square                      Dover                   OH              1959         08/31/93           232,132
  176 Midway Crossing                      Elyria                  OH              1986         12/11/95           138,675
  177 Fairfield Center                     Fairfield               OH              1978         05/01/90            74,095
  178 Silver Bridge Plaza                  Gallipolis              OH              1972         12/28/86           145,481
  179 Genoa                                Genoa                   OH              1987         03/01/91            16,500
  180 Parkway Plaza                        Maumee                  OH              1955         09/06/89           140,021
  181 New Boston                           New Boston              OH              1991         02/17/93           238,711
  182 Market Place                         Piqua                   OH              1972         11/20/91           169,311
  183 Brice Park                           Reynoldsburg            OH              1989         03/04/98           168,284
  184 Central Ave Market Place             Toledo                  OH              1968         08/14/90           157,383
  185 Greentree                            Upper Arlington         OH              1974         07/23/98           128,501
  186 Bethel Park                          Bethel Park             PA              1965         05/14/97           224,069
  187 Dillsburg Shopping Center            Dillsburg               PA              1994         10/16/96            68,848
  188 Market Street Square                 Elizabethtown           PA              1993         10/06/97           169,481
  189 New Garden                           Kennett Square          PA              1979         06/20/97           149,279
  190 Stone Mill Plaza                     Lancaster               PA              1988         01/06/94            94,493
  191 Crossroads Plaza                     Mt. Pleasant            PA              1975         11/10/88           105,602
  192 Ivyridge                             Philadelphia            PA              1963         08/02/95           112,278
  193 Roosevelt Mall (2)                   Philadelphia            PA            1958, 64   01/01/64, 04/01/74     556,313
  194 St. Mary's Plaza                     St. Mary's              PA              1970         12/15/94           107,950
  195 Hampton Square                       Upper South Hampton     PA              1980         12/29/98            62,933
  196 Shops at Prospect                    West Hempfield          PA              1994         07/31/95            63,392
  197 Johnstown Galleria Outparcel         Richard Twnsp           PA              1993         07/31/97            61,968
  198 Circle Center                        Hilton Head             SC              1992         03/24/94            65,313
  199 Palmetto Crossroads                  Hilton Head             SC              1990         10/18/95            40,916
  200 Island Plaza                         James Island            SC              1994         10/06/97           167,101
  201 Remount Village                      N. Charleston           SC              1996         11/13/96            60,238
  202 Congress Crossing                    Athens                  TN              1990         11/10/88           172,305
  203 St. Elmo Central                     Chattanooga             TN              1995         08/06/96            74,978
  204 Apison Crossing                      Collegedale             TN              1997         07/29/97            79,054
  205 Saddletree Village Shopping Center   Columbia                TN              1990         06/15/98            45,800
  206 West Towne Square                    Elizabethton            TN            1970, 98       06/09/98            99,224
  207 Greeneville Commons                  Greeneville             TN              1990         03/10/92           223,118
  208 Georgetown Square                    Murfreesboro            TN              1986         09/29/93           104,117
  209 Hazel Path                           Hendersonville          TN              1989         11/27/95            67,965
  210 Kimball Crossing                     Jasper                  TN              1987         11/27/95           280,482
  211 Chapman-Ford Crossing                Knoxville               TN              1990         12/30/92           185,604
  212 Farrar Place Shopping Center         Manchester              TN              1989         12/15/95            43,220
  213 Madison Street Station               Shelbyville             TN              1985         10/11/95            56,766
  214 Commerce Central                     Tullahoma               TN              1995         08/09/96           182,401
  215 Merchant's Central                   Winchester              TN              1997         12/09/97           208,123
  216 Bardin Place Center                  Arlington               TX             1992-93       10/06/97           303,900


                                            Percent                                                           Anchor Tenant
    Property Name                          Leased (1)         ABR       Anchor Tenant                         Not Owned
    -----------------------------------  ---------------  -----------   ------------------------------------  ---------------------
162 Mohawk Acres                              66%             556,479   -
163 Northland                                 77%             496,095   Ames Department Store
164 Harbor Plaza                              86%             297,119   Jubilee Foods
165 Ashland Square                            95%             854,774   Foodtown, Wal-Mart
166 Belpre Plaza                              96%             306,099   -
167 Southwood Plaza                           91%             378,297   -
168 Lakewood Village                          98%             575,769   Wal-Mart
169 Delhi                                     90%           1,315,971   The Kroger Co.
170 Western Village                           100%            955,683   T.J. Maxx
171 Brentwood Plaza                           54%           1,111,525   -
172 Crown Point                               90%           1,110,327   The Kroger Co.
173 River Run Centre                          100%            415,430   Wal-Mart
174 South Towne Centre                        100%          2,352,296   Burlington Coat Factory, Kmart
175 Heritage Square                           87%           1,059,404   Bag N Save Foods
176 Midway Crossing                           86%             986,924   T.J. Maxx                             Kids R Us, Toys R Us
177 Fairfield Center                          92%             372,604   The Kroger Co.
178 Silver Bridge Plaza                       80%             493,754   Quality Farm & Fleet
179 Genoa                                     85%             106,334   -
180 Parkway Plaza                             51%             321,515   Foodtown
181 New Boston                                98%           1,390,811   Festival Foods, Wal-Mart
182 Market Place                              80%             592,901   Foodtown
183 Brice Park                                100%          1,701,367   Gregg Appliances, Michaels, Old Navy
184 Central Ave Market Place                  91%             558,173   Hills Department Store
185 Greentree                                 91%             989,349   The Kroger Co.
186 Bethel Park                               97%           1,303,578   Ames Department Store, Giant Eagle
187 Dillsburg Shopping Center                 100%            627,444   Giant Food Stores
188 Market Street Square                      100%          1,363,460   Kmart, Weis Markets
189 New Garden                                65%             503,834   Acme Markets
190 Stone Mill Plaza                          97%             868,563   Giant Food Stores
191 Crossroads Plaza                          96%             388,337   Quality Farm & Fleet
192 Ivyridge                                  78%             953,342   Super Fresh
193 Roosevelt Mall (2)                        95%           5,521,277   Strawbridges
194 St. Mary's Plaza                          99%             622,650   BI-LO
195 Hampton Square                            92%             439,234   Acme Market
196 Shops at Prospect                         94%             492,925   Fox Markets                           Kmart
197 Johnstown Galleria Outparcel              87%             339,677   -                                     Builders Square,
                                                                                                                Toys R Us, Wal-Mart
198 Circle Center                             100%            685,666   BI-LO
199 Palmetto Crossroads                       100%            294,293   Food Lion
200 Island Plaza                              95%           1,162,437   Food Lion, Kmart
201 Remount Village                           94%             530,538   BI-LO
202 Congress Crossing                         98%           1,101,827   BI-LO, Kmart
203 St. Elmo Central                          94%             612,216   Winn-Dixie Stores
204 Apison Crossing                           96%             699,564   Winn-Dixie Stores
205 Saddletree Village Shopping Center        83%             257,360   Food Lion
206 West Towne Square                         72%             506,207   Winn-Dixie Stores
207 Greeneville Commons                       99%           1,429,802   Kmart, Proffitt's
208 Georgetown Square                         85%             807,818   The Kroger Co.
209 Hazel Path                                88%             439,677   Food Lion
210 Kimball Crossing                          89%           1,665,020   Wal-Mart
211 Chapman-Ford Crossing                     97%           1,041,168   Food Lion, Wal-Mart
212 Farrar Place Shopping Center              84%             308,601   Food Lion                             The Crystal Company
213 Madison Street Station                    94%             346,587   BI-LO
214 Commerce Central                          97%           1,097,046   Wal-Mart
215 Merchant's Central                        98%           1,190,346   Peebles, Wal-Mart
216 Bardin Place Center                       100%          2,906,118   Oshmann's, Kmart                      Hobby Lobby

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
--------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                       PAGE 27

                                                                                   Year          Date
      Property Name                        City                  State             Built       Acquired              GLA
      -----------------------------------  -------------------  ---------      ------------  -----------        ----------------
  217 Irving West                          Irving                  TX              1987         09/14/93            70,056
  218 Valley Fair Mall                     W. Valley City          UT              1970         12/31/96           600,593
  219 Colonial Heights                     Colonial Heights        VA              1972         05/14/86            80,363
  220 Factory Merchants Ft. Chiswell       Ft. Chiswell            VA              1989         11/01/93           175,578
  221 Hanover Square                       Mechanicsville          VA              1991         01/06/93           129,987
  222 Victorian Square                     Midlothian              VA              1991         03/24/94           271,215
  223 VA-KY Regional S.C.                  Norton                  VA              1989         12/30/92           193,238
  224 Hunting Hills                        Roanoke                 VA              1989         04/02/98           166,207
  225 Cave Spring Corners                  Roanoke                 VA              1969         06/05/97           171,125
  226 Lakeside Plaza                       Salem                   VA              1989         04/15/99            82,036
  227 Fredricksburg                        Spotsylvania            VA              1970         05/14/86            83,374
  228 Lake Drive Plaza                     Vinton                  VA              1976         02/12/98           148,061
  229 Ridgeview Centre                     Wise                    VA              1990         07/02/92           176,690
  230 Moundsville Plaza                    Moundsville             WV              1961         12/27/88           174,663
  231 Grand Central Plaza                  Parkersburg             WV              1986         06/08/88            74,017
  232 Kmart Plaza                          Vienna                  WV              1975         02/25/93           106,258
                                                                                                                ----------------

                                                                                                          TOTAL 34,347,755
                                                                                                                ================

      SINGLE TENANT PROPERTIES

    1 The Kroger Co.                       Muscle Shoals           AL              1982         08/10/93            42,130
    2 The Kroger Co.                       Muscle Shoals           AL              1982         08/10/93            10,069
    3 The Kroger Co.                       Scottsboro              AL              1982         08/10/93            42,130
    4 The Kroger Co.                       Pine Bluff              AR              1981         08/10/93            60,842
    5 Safeway                              Sherwood                AR              1981         08/10/93            44,617
    6 Lucky stores                         Mesa                    AZ              1982         08/10/93            29,827
    7 Lucky stores                         Phoenix                 AZ              1982         01/19/94            28,217
    8 Q-Club                               Phoenix                 AZ              1994         05/06/94            44,374
    9 Q-Club                               Scottsdale              AZ              1994         08/19/94            44,374
   10 Rite Aid                             Yuma                    AZ              1980         08/10/93            25,834
   11 United Artists                       Pueblo                  CO              1977         08/10/93            12,556
   12 Doverama at Rodney                   Dover                   DE              1959         01/01/69            30,000
   13 Food Lion                            Brandon                 FL              1982         08/10/93            36,750
   14 Kmart                                Brookville              FL              1987         06/17/97            94,841
   15 Albany I                             Albany                  GA              1981         08/10/93            72,900
   16 The Kroger Co.                       East Albany             GA              1982         08/10/93            34,019
   17 Rite Aid                             East Albany             GA              1982         08/10/93            10,069
   18 Kmart                                Atlantic                IA              1980         01/19/94            40,318
   19 Eagle Food Center                    Coralville              IA              1981         08/10/93            28,875
   20 Eagle Food Center                    Dubuque                 IA              1980         08/10/93            35,015
   21 Eagle Food Center                    Decatur                 IL              1983         08/10/93            29,000
   22 The Kroger Co.                       Ottawa                  IL              1982         08/10/93            44,088
   23 Eagle Food Center                    Peoria                  IL              1983         08/10/93            30,000
   24 Eagle Food Center                    Springfield             IL              1982         08/10/93            30,000
   25 Eagle Food Center                    Sterling                IL              1980         08/10/93            40,265
   26 The Kroger Co.                       Waterloo                IL              1982         08/10/93            31,170
   27 Kindercare                           Beech Grove             IN              1976         12/31/92            4,268
   28 Kindercare                           Fort Wayne              IN              1976         12/31/92            4,584
   29 Eagle Food Center                    Hobart                  IN              1983         08/10/93            29,300
   30 Kindercare                           Indianapolis            IN              1976         12/31/92            4,452
   31 Kindercare                           Indianapolis            IN              1976         12/31/92            4,452
   32 Kindercare                           Indianapolis            IN              1976         12/31/92            4,212
   33 Eagle Food Center                    Michigan City           IN              1983         08/10/93            29,000
   34 Safeway                              West Monroe             LA              1981         08/10/93            41,293


                                          Percent                                                               Anchor Tenant
    Property Name                        Leased (1)           ABR       Anchor Tenant                           Not Owned
    -----------------------------------  ----------       ------------  --------------------------------------  -------------
217 Irving West                             100%              610,264   Winn-Dixie Stores
218 Valley Fair Mall                        90%             3,073,516   JC Penney, Mervyn's, ZCMI
219 Colonial Heights                         0%                     -   -
220 Factory Merchants Ft. Chiswell          67%               848,638   Polo, Reebok
221 Hanover Square                          100%            1,383,512   Ukrops Supermarket                      Kohl's
222 Victorian Square                        95%             1,846,265   The Kroger Co., Kmart
223 VA-KY Regional S.C.                     100%            1,173,525   Ingles, Wal-Mart
224 Hunting Hills                           100%              932,015   Wal-Mart
225 Cave Spring Corners                     98%               666,657   Hills Department Store, The Kroger Co.
226 Lakeside Plaza                          100%              749,867   The Kroger Co.
227 Fredricksburg                           100%              164,905   Pharmhouse
228 Lake Drive Plaza                        92%               890,907   The Kroger Co.
229 Ridgeview Centre                        98%             1,118,713   Food City, Kmart                        Belk's
230 Moundsville Plaza                       90%               960,659   The Kroger Co.
231 Grand Central Plaza                     100%              625,450   Office Depot
232 Kmart Plaza                             98%               527,710   Kmart
                                         ---------      -------------

                                            92%         $ 245,326,761
                                         =========      =============

    SINGLE TENANT PROPERTIES

  1 The Kroger Co.                          100%            $ 252,780   Jitney Sak N Save
  2 The Kroger Co.                          100%               60,414   Handy TV
  3 The Kroger Co.                          100%              217,391   Bruno's
  4 The Kroger Co.                          100%              288,232   Country Market
  5 Safeway                                 100%              240,651   The Kroger Co.
  6 Lucky stores                            100%              126,438   ABCO
  7 Lucky stores                            100%              154,620   ABCO
  8 Q-Club                                  100%              741,189
  9 Q-Club                                  100%              749,773
 10 Rite Aid                                100%              113,050   Payless Drugs
 11 United Artists                          100%               83,011
 12 Doverama at Rodney                      100%               56,250
 13 Food Lion                               100%              202,582   Kash n Karry
 14 Kmart                                   100%              540,510
 15 Albany I                                 0%                     -
 16 The Kroger Co.                          100%              197,612   Harvey Foods
 17 Rite Aid                                100%               54,567
 18 Kmart                                   100%              160,000
 19 Eagle Food Center                       100%              172,669
 20 Eagle Food Center                       100%              230,300
 21 Eagle Food Center                       100%              181,996
 22 The Kroger Co.                          100%              278,866
 23 Eagle Food Center                       100%              208,133
 24 Eagle Food Center                       100%              180,090
 25 Eagle Food Center                       100%              229,748
 26 The Kroger Co.                          100%              207,135   Schnuck Markets
 27 Kindercare                              100%               49,694
 28 Kindercare                              100%               49,694
 29 Eagle Food Center                       100%              190,792
 30 Kindercare                              100%               21,600
 31 Kindercare                              100%               49,694
 32 Kindercare                              100%               49,694
 33 Eagle Food Center                       100%              158,000
 34 Safeway                                 100%              228,671   Brookshire Grocery

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
--------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                       PAGE 28

                                                                                 Year            Date
       Property Name                        City                  State          Built         Acquired             GLA
       -----------------------------------  -------------------  ---------   -------------  -------------     -------------
    35 Mountain Jacks                       Dearborne Hts.          MI            1988         12/31/92              9,914
    36 Kindercare                           Kalamazoo               MI            1990         02/06/91              6,260
    37 Firstar Bank Building                Burnsville              MN            1975         08/04/97              13,373
    38 Kindercare                           Fenton                  MO            1977         12/31/92              4,659
    39 Kindercare                           High Ridge              MO            1980         12/31/92              4,654
    40 Northern Automotive                  Grand Island            NE            1988         12/31/92              5,671
    41 Northern Automotive                  Hastings                NE            1988         12/31/92              4,000
    42 Kmart                                Omaha                   NE            1981         08/10/93              60,842
    43 Kmart                                Somerville              NJ            1982         08/10/93              55,552
    44 Mohawk                               Rome                    NY            1965         01/20/84              84,000
    45 Safeway                              Muskogee                OK            1981         08/10/93              45,510
    46 The Kroger Co.                       Clearfield              PA            1982         08/10/93              31,170
    47 Acme Markets                         Philadelphia            PA            1980         08/19/98              34,000
    48 Hardees                              Hanover                 PA            1971         07/31/97              3,800
    49 The Kroger Co.                       Pittsburgh              PA            1982         08/10/93              34,026
    50 The Kroger Co.                       James Island            SC            1982         08/10/93              42,130
    51 Winn-Dixie Stores                    Chattanooga             TN            1995         03/31/97              43,848
    52 First American Bank/Audition Hi-Fi   Kingsport               TN            1970         09/01/92              5,532
    53 Kmart                                Desoto                  TX            1980         08/10/93              72,897
    54 Houston I                            Houston                 TX            1991         12/31/92              1,675
    55 Houston II                           Houston                 TX            1991         12/31/92              1,675
    56 The Kroger Co.                       Missouri City           TX            1982         08/10/93              44,183
    57 El Chico                             Temple                  TX            1995         12/19/95              6,600
    58 Pizza Hut                            Harrisonburg            VA            1969         07/31/96              3,384
                                                                                                                -------------

                                                                                                           TOTAL  1,713,196
                                                                                                                =============

       COMMERCIAL PROPERTIES

     1 Genzyme Corp.                        Scottsdale              AZ            1971         12/17/90              21,560
     2 Via Del Campo Office                 San Diego               CA            1988         01/24/94              20,884
     3 Unity Professional Bldg.             Fridley                 MN            1991         05/30/96              62,518
     4 Stillwater Office Bldg.              Stillwater              MN            1985         07/31/91              10,007
     5 Roxbury Township                     Roxbury                 NJ            1997         12/31/97               LAND
     6 Institute for Defense Analysis       Princeton               NJ            1982         05/31/74              51,000
     7 North Central Avenue                 Hartsdale               NY            1972         07/31/72               LAND
                                                                                                                -------------

                                                                                                           TOTAL    165,969
                                                                                                                =============

                                                                                                                -------------
                                                             TOTAL RETAIL PORTFOLIO AND COMMERCIAL PROPERTIES    36,226,920
                                                                                                                =============

       SHOPPING CENTERS WITH REDEVELOPMENT PLANS UNDER REEVALUATION

     1 Clearwater Mall                     Clearwater              FL              1973         12/02/97            679,661

                                                                                   Year            Date
       Property Name                       City                  State             Built         Acquired            Units
       ----------------------------------  -------------------  ---------   ----------------  ----------------  -------------
       GARDEN APARTMENT COMMUNITIES

     1 Breckenridge                        Birmingham              AL              1979         02/18/92             120
     2 Courts At Wildwood                  Birmingham              AL              1969         07/22/93             220
     3 The Club                            Birmingham              AL             1969-74       05/24/95             278
     4 Devonshire Place                    Birmingham              AL              1971         02/18/92             284
     5 Hillcrest                           Mobile                  AL              1977         06/30/97             140


                                                 Percent                                                        Anchor Tenant
       Property Name                            Leased (1)         ABR                Anchor Tenant             Not Owned
       -----------------------------------  --------------  -----------------         ------------------------  -------------
    35 Mountain Jacks                           100%                 169,000
    36 Kindercare                               100%                  74,060
    37 Firstar Bank Building                    100%                 133,772
    38 Kindercare                               100%                  24,972
    39 Kindercare                               100%                  32,299
    40 Northern Automotive                      100%                  73,693
    41 Northern Automotive                      100%                  52,758
    42 Kmart                                    100%                 312,775          Golds Gym
    43 Kmart                                    100%                 271,780
    44 Mohawk                                    0%                        -
    45 Safeway                                  100%                 280,344          Associated Grocers
    46 The Kroger Co.                           100%                 210,000          Clearfield Market
    47 Acme Markets                             100%                 163,795
    48 Hardees                                  100%                  24,100
    49 The Kroger Co.                           100%                 266,680          Giant Eagle
    50 The Kroger Co.                           100%                 223,289          BI-LO
    51 Winn-Dixie Stores                        100%                 237,413
    52 First American Bank/Audition Hi-Fi       100%                 494,791          Food Lion
    53 Kmart                                    100%                 289,000
    54 Houston I                                100%                       -
    55 Houston II                                0%                        -
    56 The Kroger Co.                           100%                 229,289
    57 El Chico                                 100%                  50,000
    58 Pizza Hut                                100%                  22,755
                                            -------------   -----------------

                                                 91%             $ 10,362,411
                                            =============   =================

       COMMERCIAL PROPERTIES

     1 Genzyme Corp.                            100%               $ 293,808          Genzyme Corp.
     2 Via Del Campo Office                     88%                  310,465
     3 Unity Professional Bldg.                 99%                  913,351
     4 Stillwater Office Bldg.                  91%                  141,475          Washington City
     5 Roxbury Township                                -                   -
     6 Institute for Defense Analysis           100%                 261,338
     7 North Central Avenue                            -                   -
                                            -------------   -----------------

                                                98%              $ 1,920,437
                                            =============   =================

                                            -------------   -----------------
                                                92%            $ 257,609,609
                                            =============   =================

       SHOPPING CENTERS WITH REDEVELOPMENT PLANS UNDER REEVALUATION

     1 Clearwater Mall                          52%              $ 2,616,833          Cinema, Montgomery Wards  Burdines


                                                Percent
       Property Name                           Leased (1)           ABR
       -----------------------------------  ----------------   -------------

       GARDEN APARTMENT COMMUNITIES
     1 Breckenridge                            93%                $ 794,904
     2 Courts At Wildwood                      88%                1,487,496
     3 The Club                                89%                1,762,980
     4 Devonshire Place                        85%                1,674,422
     5 Hillcrest                               88%                  699,072

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
--------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                       PAGE 29

                                                                                  Year             Date
       Property Name                       City                   State           Built          Acquired          Units
       ----------------------------------  -------------------  ---------   ----------------  ----------------  ------------
     6 Knollwood                           Mobile                  AL             1978-82          05/07/97          704
     7 Maison Deville                      Mobile                  AL           1963,71-73         07/31/96          347
     8 Maison Imperial                     Mobile                  AL             1969-73          07/31/96           56
     9 Plantation                          Mobile                  AL              1977            07/31/96          120
    10 Mayfair                             Dover                   DE              1971            01/01/81           96
    11 Rodney                              Dover                   DE             1963-65          01/01/69          207
    12 Charter Pointe                      Altamonte Springs       FL              1973            04/03/98          312
    13 Lake Park                           Lake Park               FL              1965            02/01/76          227
    14 Cambridge                           Athens                  GA             1972,82          05/01/96          180
    15 Tara                                Athens                  GA              1970            06/06/96          240
    16 Regency Club                        Evansville              IN              1980            09/16/96          232
    17 Forest Hills                        Indianapolis            IN              1974            10/28/97          420
    18 Hawthorne Heights                   Indianapolis            IN              1965            06/18/96          241
    19 Charlestown                         Louisville              KY              1974            09/14/93          244
    20 La Fontenay III                     Louisville              KY              1970            07/16/92          248
    21 Poplar Level Terrace                Louisville              KY              1974            01/01/91           88
    22 Riverchase                          Newport                 KY              1968            08/29/96          203
    23 Forestwood                          Baton Rouge             LA              1985            10/31/96          272
    24 Sherwood Acres                      Baton Rouge             LA             1978-79          10/31/96          612
    25 Willow Bend Lake                    Baton Rouge             LA              1986            10/31/96          360
    26 Deerhorn Village                    Kansas City             MO              1974            07/12/95          309
    27 Cardinal Woods                      Cary                    NC              1978            08/15/97          184
    28 Polo Run                            Raleigh                 NC              1971            08/27/98          279
    29 Meadow East                         Potsdam                 NY             1964-71          09/13/83          100
    30 Mohawk Garden                       Rome                    NY              1947            11/01/85          208
    31 Northgate                           Columbus                OH              1970            07/16/98          316
    32 Spring Creek                        Columbus                OH              1985            06/02/97          288
    33 Arlington Village                   Fairborn                OH              1966            08/16/94          164
    34 Chesterfield                        Maumee                  OH             1979-84          02/20/91          104
    35 Eastgreen On The Commons            Reynoldsburg            OH             1971,82          01/29/98          360
    36 Goldcrest                           Sharonville             OH              1968            08/29/96          173
    37 Cambridge Park                      Union Twp-Cinn          OH              1973            08/29/96          196
    38 Governours Place                    Harrisburg              PA              1974            04/25/95          130
    39 Forest Hills                        Columbia                SC              1968            01/14/99          176
    40 Harbour Landing                     Columbia                SC              1974            09/06/95          208
    41 Sedgefield                          Florence                SC           1972,74,79         07/01/94          280
    42 Turtle Creek                        Greenville              SC              1976            06/03/96          152
    43 Hickory Lake                        Antioch                 TN              1974            12/17/93          322
    44 Courts at Waterford                 Chattanooga             TN             1988,89          12/12/96          318
    45 Ashford Place                       Clarksville             TN             1972,74          10/12/93          268
    46 Cedar Village                       Clarksville             TN              1982            07/25/94          170
    47 Paddock Place                       Clarksville             TN              1989            07/25/94          240
    48 The Pines                           Clarksville             TN              1986            07/25/94          224
    49 Landmark Estates                    East Ridge              TN              1971            08/29/96           93
    50 Miller Crest                        Johnson City            TN              1973            06/03/96          121
    51 Cedar Bluff                         Knoxville               TN              1980            05/01/96          192
    52 Country Place                       Nashville               TN              1979            04/02/96          312
    53 Woodbridge                          Nashville               TN              1980            08/29/96          220

                                                                                                                ------------
                                                                                                    TOTAL           12,558
                                                                                                                ============


                                                 Percent
       Property Name                            Leased (1)            ABR
       -----------------------------------  -----------------    ------------
     6 Knollwood                                   88%             3,769,212
     7 Maison Deville                              90%             1,972,728
     8 Maison Imperial                             96%               655,884
     9 Plantation                                  97%               523,320
    10 Mayfair                                     83%               716,196
    11 Rodney                                      88%             1,153,349
    12 Charter Pointe                              95%             2,228,760
    13 Lake Park                                   93%             1,899,324
    14 Cambridge                                   93%             1,065,630
    15 Tara                                        96%             1,528,452
    16 Regency Club                                91%             1,408,122
    17 Forest Hills                                84%             2,096,952
    18 Hawthorne Heights                           76%             1,799,820
    19 Charlestown                                 96%             1,930,404
    20 La Fontenay III                             91%             1,886,184
    21 Poplar Level Terrace                        95%               469,572
    22 Riverchase                                  90%             1,092,108
    23 Forestwood                                  94%             1,764,120
    24 Sherwood Acres                              87%             3,372,754
    25 Willow Bend Lake                            96%             2,392,008
    26 Deerhorn Village                            92%             2,111,724
    27 Cardinal Woods                              95%             1,376,712
    28 Polo Run                                    93%             2,285,520
    29 Meadow East                                 91%               642,888
    30 Mohawk Garden                               95%             1,068,804
    31 Northgate                                   87%             2,120,832
    32 Spring Creek                                85%             1,992,480
    33 Arlington Village                           94%             1,088,556
    34 Chesterfield                                87%               600,060
    35 Eastgreen On The Commons                    87%             2,385,108
    36 Goldcrest                                   91%             1,162,782
    37 Cambridge Park                              91%             1,394,052
    38 Governours Place                            95%               887,376
    39 Forest Hills                                85%             1,078,462
    40 Harbour Landing                             96%             1,323,648
    41 Sedgefield                                  88%             1,512,576
    42 Turtle Creek                                91%             1,004,220
    43 Hickory Lake                                93%             2,206,860
    44 Courts at Waterford                         93%             2,143,080
    45 Ashford Place                               93%             1,564,320
    46 Cedar Village                               94%               896,928
    47 Paddock Place                               91%             1,314,910
    48 The Pines                                   95%             1,115,940
    49 Landmark Estates                            96%               614,040
    50 Miller Crest                                85%               810,324
    51 Cedar Bluff                                 97%             1,112,558
    52 Country Place                               79%             1,990,452
    53 Woodbridge                                  85%             1,661,112

                                            -------------    ----------------
                                                   90%          $ 79,610,096
                                            =============    ================



(1) Includes all leases that have commenced and are in force as of June 30, 2000.

(2) Property has been combined into one property from the three properties previously reported.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
-----------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF ERT DEVELOPMENT CORPORATION / JOINT VENTURE PROJECTS                                                             PAGE 30

                                                                        ERT PROJECTS
                                          --------------------------------------------------------------------------------

                                          MESA PAVILIONS (1)                              THE GROVES (1)
                                          ----------------------------------------------- --------------------------------
Location                                  Mesa, AZ                                        Tempe, AZ
Project Description                       Community shopping center                       Community shopping center
Approximate GLA or Area                   307,400                                         248,000
Percent Leased                            100%                                            97%
Anchor Tenants                            Circuit City, Costco (NAP), Homeplace, Kmart    Circuit City, DSW Shoe
                                          (NAP), Michaels, PetsMart, Sports Authority,    Warehouse, JC Penney, Office
                                          Staples, Target (NAP)                           Max, Wal-Mart (NAP)

Development
               Start Date                 Jun-93                                          Jun-91
               Expected Completion
               Date                       Jan-96                                          Mar-95
               Percent Complete           92% (2)                                         100%
Project Cost to Date                      $29,808,000                                     $21,480,000
Expected Total Project Cost               $32,243,000                                     $21,480,000
Project Bank Debt Outstanding             $21,204,000                                     $13,902,000
Borrower / JV Partner                     The Ellman Companies                            The Ellman Companies
Economic Structure                        Note receivable with 50% profit participation   Note receivable with 50%
                                                                                          profit participation
ERT Percent Ownership                     0%                                              0%
ERT Investment
               Direct Equity              -                                               -
               Notes Receivable           $8,604,000                                      $7,578,000
               Interest Rate on Notes
               Receivable                 11%                                             12% (3)
               Maturity Date              Dec-01                                          Dec-01


                                          VAIL RANCH II (1)                               THE MALL AT 163RD STREET
                                          ----------------------------------------------- --------------------------------
Location                                  Temecula, CA                                    Miami, FL
Project Description                       Community shopping center                       Redevelopment of enclosed
                                                                                          regional mall
Approximate GLA or Area                   110,300                                         863,800
Percent Leased                            46%                                             37%
Anchor Tenants                            Stein Mart                                      Home Depot (NAP), Marshalls,
                                                                                          Service Merchandise
Development
               Start Date                 Aug-98                                          Jun-01
               Expected Completion
               Date                       Jun-01                                          Dec-02
               Percent Complete           55%                                             0%
Project Cost to Date                      $7,139,000                                      $15,046,000
Expected Total Project Cost               $13,040,000                                     Under review
Project Bank Debt Outstanding             $3,797,000                                      $0
Borrower / JV Partner                     Land Grant Development                          -
Economic Structure                        Equity investment with 12% preferred return.    -
                                          The Company has guaranteed $1,336,000 of
                                          notes on the property.  Phase I is owned by
                                          NXL
ERT Percent Ownership                     50%                                             100%
ERT Investment
               Direct Equity              $1,443,000                                      $15,046,000
               Notes Receivable           -                                               -
               Interest Rate on Notes
               Receivable                 -                                               -
               Maturity Date              -                                               -




                                                             ERT PROJECTS
                                          ----------------------------------------------------------

                                          FESTIVAL PAVILIONS               STEIN MART CENTER (1)
                                          -------------------------------- --------------------------
Location                                  Escondido, CA                    Poway, CA
Project Description                       Land held for retail             Redevelopment of
                                          development                      community shopping center
Approximate GLA or Area                   34 acres                         109,273
Percent Leased                            -                                63%
Anchor Tenants                            -                                Motorsports Warehouse,
                                                                           Stein Mart

Development
               Start Date                 -                                Dec-96
               Expected Completion
               Date                       -                                Dec-01
               Percent Complete           -                                51%
Project Cost to Date                      $1,205,000                       $4,876,000
Expected Total Project Cost               -                                $9,625,000
Project Bank Debt Outstanding             $0                               $0
Borrower / JV Partner                     The Festival Companies           Wilton Partners
                                          Note receivable                  Note receivable with 60%
Economic Structure                                                         profit participation
ERT Percent Ownership                     0%                               0%
ERT Investment
               Direct Equity              -                                -
               Notes Receivable           $1,205,000                       $3,675,000
               Interest Rate on Notes
               Receivable                 12% (3)                          15% (3)
               Maturity Date              Sep-00                           Nov-99 (4)



                                          MIAMI GARDENS (1)                POINTE*ORLANDO
                                          -------------------------------- --------------------------
Location                                  Miami, FL                        Orlando, FL
Project Description                       Free standing Eckerd Drugstore   Open air shopping center

Approximate GLA or Area                   11,200                           458,700
Percent Leased                            100%                             77%
Anchor Tenants                            Eckerd                           Disney, FAO Schwarz,
                                                                           Foot Locker, Muvico, X-S
Development
               Start Date                 Jan-96                           Jan-96
               Expected Completion
               Date                       Jul-97                           Dec-00
               Percent Complete           100%                             97%
Project Cost to Date                      $2,019,000                       $169,061,000
Expected Total Project Cost               $2,019,000                       $173,561,000
Project Bank Debt Outstanding             $1,519,000                       $78,475,000
Borrower / JV Partner                     Wilton Partners                  -
Economic Structure                        Note receivable                  The Company has
                                                                           guaranteed $15,000,000
                                                                           of notes on the property

ERT Percent Ownership                     0%                               100%
ERT Investment
               Direct Equity              -                                $81,833,000
               Notes Receivable           $400,000                         -
               Interest Rate on Notes
               Receivable                 12% (3)                          -
               Maturity Date              Dec-99 (4)                       -




NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
--------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF ERT DEVELOPMENT CORPORATION / JOINT VENTURE PROJECTS                                                          PAGE 31

                                        MEADOWS TAMPA (1)                               THE CENTRE AT PRESTON RIDGE -
                                                                                        PHASE 1 (1)
                                        ----------------------------------------------- --------------------------------
Location                                Tampa, FL                                       Frisco, TX
Project Description                     Free standing Eckerd Drugstore                  Community shopping center


Approximate GLA or Area                 11,200                                          730,800
Percent Leased                          100%                                            66%
Anchor Tenants                          Eckerd                                          Best Buy, Drug Emporium, DSW
                                                                                        Shoe Warehouse, Linens N
                                                                                        Things, Marshalls, Old Navy,
                                                                                        PetsMart, Staples, Stein Mart,
                                                                                        Target (NAP), Ulta3
Development
               Start Date               Jun-96                                          Sep-97
               Expected Completion
               Date                     Dec-97                                          Jun-01
               Percent Complete         100%                                            48%
Project Cost to Date                    $2,251,000                                      $52,322,000
Expected Total Project Cost             $2,251,000                                      $108,179,000
Project Bank Debt Outstanding           $2,347,000                                      $26,653,000
Borrower / JV Partner                   Wilton Partners                                 George Allen / Milton Schaffer
Economic Structure                      Note receivable                                 Equity / debt investment with
                                                                                        10% preferred return.  The
                                                                                        Company has guaranteed
                                                                                        $11,000,000 of notes on the
                                                                                        property
ERT Percent Ownership                   0%                                              50%
ERT Investment
               Direct Equity            -                                               $1,769,000
               Notes Receivable         $90,900                                         $23,900,000
               Interest Rate on Notes
               Receivable               12% (3)                                         10%
               Maturity Date            Dec-99 (4)                                      Apr-10


                                        TAYLORSVILLE                                    VALLEY FAIR APARTMENTS
                                        ----------------------------------------------- --------------------------------
Location                                Salt Lake City, UT                              West Valley City, UT
Project Description                     Land held for retail development                Apartments
Approximate GLA or Area                 6.3 acres                                       16 units
Percent Leased                          -                                               94%
Anchor Tenants                          -                                               -
Development
               Start Date               -                                               Acquired in 1997
               Expected Completion      -
               Date                                                                     -
               Percent Complete         -                                               100%
Project Cost to Date                    $1,877,000                                      $750,000
Expected Total Project Cost             -                                               -
Project Bank Debt Outstanding           $0                                              $0
Borrower / JV Partner                   -                                               -

Economic Structure                      -                                               -
ERT Percent Ownership                   100%                                            100%
ERT Investment
               Direct Equity            $1,877,000                                      $750,000
               Notes Receivable         -                                               -
               Interest Rate on Notes
               Receivable               -                                               -
               Maturity Date            -                                               -





                                         THE CENTRE AT PRESTON RIDGE -      SPRINGTOWN
                                         PHASE 2 (1)
                                         --------------------------------   --------------------------
Location                                 Frisco, TX                         Springtown, TX
Project Description                      Land to be sold for retail         Outparcel, adjacent to
                                         development                        previously owned
                                                                            shopping center
Approximate GLA or Area                  49 acres                           1 acre
Percent Leased                           -                                  -
Anchor Tenants                           -                                  -




Development
               Start Date                Jan-99                             -
               Expected Completion
               Date                      Jul-01                             -
               Percent Complete          84%                                -
Project Cost to Date                     $22,816,000                        $267,000
Expected Total Project Cost              $27,009,000                        -
Project Bank Debt Outstanding            $22,816,000                        $0
Borrower / JV Partner                    George Allen / Milton Schaffer     -
Economic Structure                       Equity investment with 10%         -
                                         preferred return.  The Company
                                         has guaranteed $26,800,000 of
                                         notes on the property

ERT Percent Ownership                    50%                                100%
ERT Investment
               Direct Equity             $0                                 $267,000
               Notes Receivable          -                                  -
               Interest Rate on Notes
               Receivable                -                                  -
               Maturity Date             -                                  -



                                         LOVINGSTON (1)                     BROAD STREET (1)
                                         --------------------------------   --------------------------
Location                                 Lovingston, VA                     Richmond, VA
Project Description                      Grocery-anchored shopping center   Community shopping center
Approximate GLA or Area                  42,500                             136,000
Percent Leased                           94%                                95%
Anchor Tenants                           Food Lion                          M Comp USA, CVS, Marshalls, ficeax
Development
               Start Date                Dec-97                             Dec-95
               Expected Completion
               Date                      Jun-99                             Nov-98
               Percent Complete          100%                               100%
Project Cost to Date                     $3,287,000                         $17,170,000
Expected Total Project Cost              $3,287,000                         $17,170,000
Project Bank Debt Outstanding            $2,400,000                         $9,648,000
Borrower / JV Partner                    Wilton Partners                    Wilton Partners
                                         Note receivable with 50%           Note receivable with 60%
Economic Structure                       profit participation               profit participation
ERT Percent Ownership                    0%                                 0%
ERT Investment
               Direct Equity             -                                  -
               Notes Receivable          $982,700                           $6,632,000
               Interest Rate on Notes
               Receivable                12% (3)                            12%
               Maturity Date             Apr-01 (4)                         Sept-99 (4)



NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
----------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF ERT DEVELOPMENT CORPORATION / JOINT VENTURE PROJECTS                                                            PAGE 32

                                       COTTONWOOD (1)                                  ATRIUM MEDIA TOWER (1)
                                       ----------------------------------------------- -------------------------------
Location                               Varina, VA                                      Toronto, Canada
Project Description                    Grocery-anchored shopping center                Advertising tower
Approximate GLA or Area                40,100                                          -
Percent Leased                         96%                                             -
Anchor Tenants                         Food Lion                                       -
Development
               Start Date              Mar-97                                          Dec-98
               Expected Completion
               Date                    Oct-98                                          Oct-99
               Percent Complete        100%                                            100%
Project Cost to Date                   $3,585,000                                      $6,500,000
Expected Total Project Cost            $3,585,000                                      $6,500,000
Project Bank Debt Outstanding          $2,829,000                                      $0
Borrower / JV Partner                  Wilton Partners                                 Gary Sabin Investor Group
Economic Structure                     Note receivable with 50% profit participation   Note receivable
ERT Percent Ownership                  0%                                              0%
ERT Investment
               Direct Equity           -                                               -
               Notes Receivable        $686,400                                        $2,327,000
               Interest Rate on Notes
               Receivable              12%                                             10%
               Maturity Date           Feb-01 (4)                                      Jun-02


                                        OTHER
                                        --------------------------------
Location                                -
Project Description                     Lines of credit
Approximate GLA or Area                 -
Percent Leased                          -
Anchor Tenants                          -
Development
               Start Date               -
               Expected Completion
               Date                     -
               Percent Complete         -
Project Cost to Date                    -
Expected Total Project Cost             -
Project Bank Debt Outstanding           -
Borrower / JV Partner                   Various
Economic Structure                      Notes receivable
ERT Percent Ownership                   0%
ERT Investment
               Direct Equity            -
               Notes Receivable         $1,215,000
               Interest Rate on Notes
               Receivable               Various
               Maturity Date            Various

                                                                NXL JOINT VENTURE PROJECTS
                                       -------------------------------------------------------------------------------
                                       ATRIUM ON THE BAY (1)                           ARAPAHOE CROSSINGS (1)
                                       ----------------------------------------------- -------------------------------
Location                               Toronto, Canada                                 Aurora, CO
Project Description                    Mixed-use office and retail commercial property Community shopping center
Approximate GLA or Area                1,050,000                                       463,900
Percent Leased                         90%                                             69%
Anchor Tenants                         CIBC                                            King Soopers, Kohl's, Mann
                                                                                       Theatre, Marshalls, Office Max

Development
               Start Date              Acquired in March 1996                          Jun-96
               Expected Completion
               Date                    -                                               Aug-01
               Percent Complete        100%                                            78%
Project Cost to Date                   $51,024,000 (5)                                 $49,301,000
Expected Total Project Cost            $51,024,000 (5)                                 $63,161,000
Project Bank Debt Outstanding          $37,279,000                                     $39,001,000
Borrower / JV Partner                  The Ellman Companies                            The Ellman Companies

Economic Structure                     Note receivable                                 Note receivable with 50% profit participation
ERT Percent Ownership                  0%                                              0%
ERT Investment
               Direct Equity           -                                               -
               Notes Receivable        $10,821,000                                     $10,300,000
               Interest Rate on Notes
               Receivable              25% (3)                                         12%
               Maturity Date           May-03                                          Sep-04



                                           NXL JOINT VENTURE PROJECTS
                                        --------------------------------
                                        SUPERIOR TOWNE CENTER (1)
                                        --------------------------------
Location                                Superior, CO
Project Description                     Community shopping center
Approximate GLA or Area                 290,000
Percent Leased                          40%
Anchor Tenants                          Costco (NAP), Michaels, Office
                                        Max, PetsMart, Target (NAP),
                                        T.J. Maxx
Development
               Start Date               Sep-97
               Expected Completion
               Date                     Aug-02
               Percent Complete         46%
Project Cost to Date                    $27,081,000
Expected Total Project Cost             $59,096,000
Project Bank Debt Outstanding           $0
Borrower / JV Partner                   The Ellman Companies
                                        Note receivable with 50%
Economic Structure                      profit participation
ERT Percent Ownership                   0%
ERT Investment
               Direct Equity            -
               Notes Receivable         $24,044,000
               Interest Rate on Notes
               Receivable               12%
               Maturity Date            Sep-04


(1) Project data is based on information provided by borrower / joint venture partner.

(2) Project was substantially complete in 1Q 1996. A remaining 27,000 square foot pad will be completed by 1Q 2001.

(3) The Company has made certain adjustments to its interest accrual on these notes.

(4) ERT is currently in negotiations with the borrower regarding a global agreement relative to these notes.

(5) Book basis per partnership financial statements as of May 30, 2000. NAP - Anchor tenant not owned

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2000
-----------------------------------------------------------------------------------------------------------------------------------
ERT DEVELOPMENT CORPORATION DISPOSITION ACTIVITY                                                                             PAGE 33


                                                Transaction                Sale             Sale             Book         Gain /
Property Name                     Location      Description                Date            Amount           Value         (Loss)
--------------------------------- ---------- ------------------------- ----------------- ---------------- --------------- ----------
2Q 2000
The Mall at 163rd Street / Home   Miami, FL    Home Depot, a tenant       06/13/00      $  5,100,000      $ 5,100,000      $      -
Depot                                          at the Mall,
                                               purchased its store
                                               site and additional
                                               land for expansion
                                               and parking


                                   Cap-                             Square
Property Name                      Rate          NOI (1)           Footage
--------------------------------- --------- -------------------- ---------------
2Q 2000
The Mall at 163rd Street / Home     5.9%     $    300,000            9.5 acres
Depot


(1) As of closing date of sale.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarters ended June 30, 2000 and March 31, 2000 should be read in conjunction with the above information.